EXHIBIT 10.1

                                                                  EXECUTION COPY



                                  $275,000,000
                                CREDIT AGREEMENT
                                      AMONG
                             RALCORP HOLDINGS, INC.
                                  as Borrower,
                            THE LENDERS NAMED HEREIN,
                                  BANK ONE, NA,
                            as Administrative Agent,
                              WACHOVIA BANK, N.A.,
                              as Syndication Agent,

                                       and

                                  FIRSTAR BANK,
                                 PNC BANK, N.A.
                                       and
                                 SUNTRUST BANK,
                             as Documentation Agents

                                   DATED AS OF
                                October 16, 2001




                         BANC ONE CAPITAL MARKETS, INC.
                                       and
                            WACHOVIA SECURITIES, INC.
                              as Co-Lead Arrangers

                                TABLE OF CONTENTS
                                -----------------


ARTICLE  I     DEFINITIONS                                                     1
ARTICLE  II     THE  FACILITY                                                 18
2.1.     The  Facility.                                                       18
2.2.     Ratable  Advances.                                                   19
2.3.     Competitive  Bid  Advances.                                          21
2.4.     Swing  Line  Loans.                                                  24
2.5.     Availability  of  Funds.                                             27
2.6.     Commitment Fee; Reductions and Increases in Aggregate Commitment.    27
2.7.     Minimum  Amount  of  Each  Ratable  Advance                          28
2.8.     Optional  Principal  Payments                                        28
2.9.     Changes  in  Interest  Rate,  etc.                                   28
2.10.    Rates  Applicable  After  Default                                    28
2.11.    Method  of  Payment                                                  29
2.12.    Notes;  Telephonic  Notices                                          29
2.13.    Interest  Payment  Dates;  Interest  and  Fee  Basis                 29
2.14.    Notification of Advances, Interest Rates, Prepayments, Commitment
         Reductions  and  Issuance  Requests                                  30
2.15.    Lending  Installations                                               30
2.16.    Non-Receipt  of  Funds  by  the  Administrative  Agent               31
2.17.    Taxes.                                                               31
2.18.    Administrative  Agent's  Fees                                        32
2.19.    Facility  Letters  of  Credit.                                       32
2.20.    Extension  of  Facility  Termination  Date                           36
ARTICLE  III     CHANGE  IN  CIRCUMSTANCES                                    37
3.1.     Yield  Protection                                                    37
3.2.     Changes  in  Capital  Adequacy  Regulations                          38
3.3.     Availability  of  Types  of  Advances                                38
3.4.     Funding  Indemnification                                             39
3.5.     Lender  Statements;  Survival  of  Indemnity.                        39
ARTICLE  IV     CONDITIONS  PRECEDENT                                         39
4.1.     Initial  Loans  and  Facility  Letters  of  Credit                   39
4.2.     Each  Future  Advance  and  Facility  Letter  of  Credit             41
ARTICLE  V     REPRESENTATIONS  AND  WARRANTIES                               41
5.1.     Corporate  Existence  and  Standing                                  42
5.2.     Authorization  and  Validity                                         42
5.3.     Compliance  with  Laws  and  Contracts                               42
5.4.     Governmental  Consents                                               43
5.5.     Financial  Statements                                                43
5.6.     Material  Adverse  Change                                            43
5.7.     Taxes                                                                43
5.8.     Litigation  and  Contingent  Obligations                             43
5.9.     Subsidiaries  and  Capitalization                                    44
5.10.    ERISA                                                                44
5.11.    Defaults                                                             44
5.12.    Federal  Reserve  Regulations                                        45
5.13.    Investment  Company;  Public  Utility  Holding  Company  Act         45
5.14.    Certain  Fees                                                        45
5.15.    Solvency                                                             45
5.16.    Ownership  of  Properties                                            45
5.17.    Indebtedness                                                         46
5.18.    Subordinated  Indebtedness                                           46
5.19.    Employee  Controversies                                              46
5.20.    Material  Agreements                                                 46
5.21.    Environmental  Laws                                                  46
5.22.    Insurance                                                            46
5.23.    Disclosure                                                           47
ARTICLE  VI     COVENANTS                                                     47
6.1.     Financial  Reporting                                                 47
6.2.     Use  of  Proceeds                                                    49
6.3.     Notice  of  Default                                                  49
6.4.     Conduct  of  Business                                                49
6.5.     Taxes                                                                49

6.6.     Insurance                                                            49
6.7.     Compliance  with  Laws                                               49
6.8.     Maintenance  of  Properties                                          49
6.9.     Inspection                                                           50
6.10.    Capital  Stock  and  Dividends                                       50
6.11.    Indebtedness                                                         50
6.12.    Merger                                                               50
6.13.    Sale  of  Assets                                                     51
6.14.    Sale  of  Accounts                                                   51
6.15.    Investments  and  Purchases                                          51
6.16.    Contingent  Obligations                                              53
6.17.    Liens                                                                53
6.18.    Lease  Rentals                                                       54
6.19.    Affiliates                                                           54
6.20.    Subordinated  Indebtedness;  Other  Indebtedness                     54
6.21.    Environmental  Matters                                               54
6.22.    Change  in  Corporate  Structure;  Fiscal  Year                      54
6.23.    Inconsistent  Agreements                                             54
6.24.    Financial  Covenants                                                 55
6.25.    ERISA  Compliance.                                                   55
6.26.    Material  Subsidiaries                                               56
ARTICLE  VII   DEFAULTS                                                       56
ARTICLE  VIII  ACCELERATION,  WAIVERS,  AMENDMENTS  AND  REMEDIES             58
8.1.     Acceleration                                                         58
8.2.     Amendments                                                           59
8.3.     Preservation  of  Rights                                             59
ARTICLE  IX    GENERAL  PROVISIONS                                            60
9.1.     Survival  of  Representations                                        60
9.2.     Governmental  Regulation                                             60
9.3.     Taxes                                                                60
9.4.     Headings                                                             60
9.5.     Entire  Agreement                                                    60
9.6.     Several  Obligations;  Benefits  of  this  Agreement                 60
9.7.     Expenses;  Indemnification                                           60
9.8.     Numbers  of  Documents                                               61
9.9.     Accounting                                                           61
9.10.    Severability  of  Provisions                                         61
9.11.    Nonliability  of  Lenders                                            61
9.12.    CHOICE  OF  LAW                                                      62
9.13.    CONSENT  TO  JURISDICTION                                            62
9.14.    WAIVER  OF  JURY  TRIAL                                              62
9.15.    Disclosure                                                           63
9.16.    Counterparts                                                         63
9.17.    Confidentiality                                                      63
ARTICLE  X   THE  ADMINISTRATIVE  AGENT                                       64
10.1.    Appointment                                                          64
10.2.    Powers                                                               64
10.3.    General  Immunity                                                    64
10.4.    No  Responsibility  for  Loans,  Recitals,  etc                      64
10.5.    Action  on  Instructions  of  Lenders                                64
10.6.    Employment  of  Administrative  Agents  and  Counsel                 65
10.7.    Reliance  on  Documents;  Counsel                                    65
10.8.    Administrative  Agent's  Reimbursement  and  Indemnification         65
10.9.    Notice  of  Default                                                  65
10.10.   Rights  as  a  Lender                                                65
10.11.   Lender  Credit  Decision                                             66
10.12.   Successor  Administrative  Agent                                     67
10.13.   Syndication  Administrative  Agent                                   67
ARTICLE  XI     SETOFF;  RATABLE  PAYMENTS                                    67
11.1.    Setoff                                                               67
11.2.    Ratable  Payments                                                    68
ARTICLE  XII    BENEFIT  OF  AGREEMENT;  ASSIGNMENTS;  PARTICIPATIONS         68
12.1.    Successors  and  Assigns                                             68
12.2.    Participations.                                                      68
12.3.    Assignments.                                                         69
12.4.    Dissemination  of  Information                                       70
12.5.    Tax  Treatment                                                       70
ARTICLE  XIII  NOTICES                                                        70
13.1.    Giving  Notice                                                       70
13.2.    Change  of  Address                                                  70

                                    EXHIBITS
                                    --------

Exhibit  A     -     Note (Ratable Loan)
Exhibit  B     -     Note (Competitive Bid Loan)
Exhibit  C     -     Competitive Bid Quote Request
Exhibit  D     -     Invitation for Competitive Bid Quotes
Exhibit  E     -     Competitive Bid Quote
Exhibit  F     -     Note (Swing Line Loan)
Exhibit  G     -     Compliance Certificate
Exhibit  H     -     Assignment Agreement
Exhibit  I     -     Form of General Counsel Opinion


                                    SCHEDULES
                                    ---------

Schedule  1        -     Commitments
Schedule  5.8      -     Material Contingent Obligations
Schedule  5.9      -     Subsidiaries and Capitalization
Schedule  5.10     -     ERISA
Schedule  5.14     -     Brokers' Fees
Schedule  5.16     -     Properties
Schedule  5.17     -     Indebtedness
Schedule  6.15     -     Investments
Schedule  6.17     -     Liens

                                CREDIT AGREEMENT

     This Credit Agreement, dated as of October 16, 2001, is among RALCORP HOLDINGS, INC., a Missouri corporation, the Lenders, BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, individually and as Administrative Agent, WACHOVIA BANK, N.A., individually and as Syndication Agent, FIRSTAR BANK, N.A., individually and as Documentation Agent, PNC BANK, N.A., individually and as Documentation Agent, and SUNTRUST BANK, as Documentation Agent.

                                R E C I T A L S:
                                - - - - - - - -

     A. The Borrower has requested that the Lenders make financial accommodations to it in an initial aggregate principal amount of $275,000,000, the proceeds of which the Borrower will use for the (i) general corporate needs of the Borrower and its Subsidiaries, (ii) working capital for the Borrower and its Subsidiaries, and (iii) non-hostile acquisitions by the Borrower.

     B. The Lenders are willing to extend such financial accommodations on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                                    ARTICLE  I

                                   DEFINITIONS
                                   -----------

As  used  in  this  Agreement:

"Absolute Rate" means, with respect to an Absolute Rate Loan made by a given Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower.

"Absolute Rate Advance" means a borrowing hereunder consisting of the aggregate amount of the several Absolute Rate Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

"Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting forth Absolute Rates pursuant to Section 2.3.
                                      ------------

"Absolute Rate Interest Period" means, with respect to an Absolute Rate Advance, a period of not less than 7 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

"Absolute  Rate  Loan"  means  a Loan which bears interest at the Absolute Rate.

"Accounts Receivable Financing Program" means a program of sales or securitization of, or transfers of interests in, accounts receivable and related contract rights ("Receivables") by the Borrower or any Subsidiary on a limited
                    -----------
recourse basis pursuant to which the aggregate amount of financing thereunder at any time outstanding shall not exceed 15% of the total assets of the Borrower and its Subsidiaries, provided that such sale or transfer qualifies as a sale under Agreement Accounting Principles.

"Adjusted EBITDA" means, for any applicable computation period, the sum of (a) EBIT for such period plus (b) the Borrower's and Subsidiaries' amortization and
                      ----
depreciation  deducted  in  determining  Net  Income  for such period; provided,
                                                                       --------
however,  that  (i)  Adjusted EBITDA shall be calculated giving pro forma effect
-------
for any Permitted Purchase during such period as though such Permitted Purchase occurred on the first day of such period, and (ii) in the event that the Borrower sells or otherwise disposes of all or any portion of the capital stock of Vail Resorts, Inc. during such period, then Adjusted EBITDA shall be calculated by subtracting (adding) all equity earnings (losses) attributable to such divested interest for such period.

"Adjusted Net Income" means, for any computation period (a) Net Income for such period, minus (plus) (b) earnings (losses) during such period attributable to
         -----   ----
the equity investment by the Borrower and its Subsidiaries in Vail Resorts, Inc. and included in the computation of Net Income for such period, plus (c) to the
                                                                 ----
extent not included in the computation of Net Income for such period, the sum of all proceeds in excess of book value (net of related costs, expenses, fees and taxes) received by the Borrower or any Subsidiary of the Borrower during such period from the sale or other disposition of the capital stock of Vail Resorts, Inc.

"Adjusted  Net Worth" means at any date (a) Net Worth minus (b) the value of the
                                                      -----
equity investment of the Borrower and its Subsidiaries in Vail Resorts, Inc. included in the computation of Net Worth at such date.

"Administrative Agent" means Bank One in its capacity as administrative agent for the Lenders pursuant to Article X, and not in its individual capacity as a
                              ---------
Lender,  and any successor Administrative Agent appointed pursuant to Article X.
                                                                      ---------

"Advance" means a borrowing hereunder consisting of the aggregate amount of the several Loans made by some or all of the Lenders to the Borrower on the same Borrowing Date, of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, when applicable, for the same Interest Period and includes a Competitive Bid Advance and a Swing Line Loan.

"Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

 "Aggregate Commitment" means the aggregate of the Commitments of all the Lenders hereunder. The initial Aggregate Commitment is $275,000,000 as of the date hereof, as adjusted from time to time pursuant to the terms of this Agreement.

"Agreement" means this Credit Agreement, as it may be amended, modified or restated and in effect from time to time.

"Agreement Accounting Principles" means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those used in preparing the Financial Statements; provided, however, that for purposes of
                                         --------  -------
all computations required to be made with respect to compliance by the Borrower with Section 6.24, such term shall mean generally accepted accounting principles
     ------------
as in effect on the date hereof, applied in a manner consistent (except for giving effect to revised FASB 141 and FASB 142 for reporting periods ending after September 30, 2001) with those used in preparing the Financial Statements.

"Alternate Base Rate" means, for any day, a rate of interest per annum equal to the higher of (a) the Prime Rate for such day and (b) the Federal Funds Effective Rate most recently determined by the Administrative Agent plus of 1% per annum.

"Alternate Base Rate Advance" means a Ratable Advance which bears interest at the Alternate Base Rate.

"Alternate Base Rate Loan" means a Ratable Loan which bears interest at the Alternate Base Rate.

"Alternate Swing Line Rate" means a rate agreed upon from time to time by the Borrower and the Swing Line Lender.

"Applicable Commitment Fee Percentage" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Leverage Ratio shall fall within the indicated ranges:

         Leverage Ratio                     Applicable Commitment Fee Percentage
--------------------------------------------------------------------------------
Greater than     But less than or Equal to
------------     -------------------------
   2.5:1.0                   --                            .25%
   2.0:1.0                 2.5:1.0                         .225%
   1.5:1.0                 2.0:1.0                         .20%
   1.0:1.0                 1.5:1.0                         .175%
     --                    1.0:1.0                         .15%

The Leverage Ratio shall be calculated by the Borrower as of the end of each of its Fiscal Quarters commencing December 31, 2001 and shall be reported to the Administrative Agent pursuant to a certificate executed by an Authorized Officer of the Borrower and delivered in accordance with Section 6.1(d) hereof. The
                                                     --------------
Applicable Commitment Fee Percentage shall be adjusted, if necessary, quarterly as of the tenth day after the required delivery date for the certificate referenced  above;  provided,  that  if  such  certificate,  together  with  the
                    --------
financial statements to which such certificate relates, are not delivered by such tenth day, then the Applicable Commitment Fee Percentage shall be equal to
 .25% until such certificate and related financial statements are so delivered. Until adjusted as described above for the Fiscal Quarter ended December 31, 2001 the Applicable Commitment Fee Percentage shall be equal to .225%; provided, that
                                                                  --------
the Applicable Commitment Fee Percentage shall be increased (but not decreased), if necessary, based on the delivery of the certificate and related financial statements referenced above for the Fiscal Quarter ending September 30, 2001 pursuant to the terms and conditions provided above.

"Applicable Eurodollar Margin" means, subject to the last sentence of this definition, for any period, the applicable of the following percentages in effect with respect to such period as the Leverage Ratio shall fall within the indicated ranges:

         Leverage Ratio                     Applicable Commitment Fee Percentage
--------------------------------------------------------------------------------
Greater than     But less than or Equal to
------------     -------------------------
   2.5:1.0                   --                            1.25%
   2.0:1.0                 2.5:1.0                         1.00%
   1.5:1.0                 2.0:1.0                         0.875%
   1.0:1.0                 1.5:1.0                         0.75%
     --                    1.0:1.0                         0.625%

The Leverage Ratio shall be calculated by the Borrower as of the end of each of its Fiscal Quarters commencing December 31, 2001 and shall be reported to the Administrative Agent pursuant to a certificate executed by an Authorized Officer of the Borrower and delivered in accordance with Section 6.1(d) hereof. The
                                                     --------------
Applicable Eurodollar Margin shall be adjusted, if necessary, quarterly as of the tenth day after the required delivery date for the certificate referenced above; provided, that if such certificate, together with the financial
        --------
statements to which such certificate relates, are not delivered by such tenth day, then the Applicable Eurodollar Margin shall be equal to 1.25% until such certificate and related financial statements are so delivered. Until adjusted as described above for the Fiscal Quarter ended December 31, 2001, the Applicable Eurodollar Margin shall be equal to 1.00%; provided, that the
                                                              --------
Applicable Eurodollar Margin shall be increased (but not decreased), if necessary, based on the delivery of the certificate and related financial statements referenced above for the Fiscal Quarter ending September 30, 2001 pursuant to the terms and conditions provided above.

"Arrangers" means Banc One Capital Markets, Inc., Wachovia Securities, Inc. and their respective successors.

"Article" means an article of this Agreement unless another document is specifically referenced.

"Asset Disposition" means any sale, transfer or other disposition of any asset of the Borrower or any Subsidiary in a single transaction or in a series of related transactions (other than the sale of inventory or unused or obsolete equipment in the ordinary course).

"Authorized Officer" means any of the president, chief financial officer, treasurer or controller of the Borrower, acting singly.

"Bank One" means Bank One, NA, a national banking association having its principal office in Chicago, Illinois, in its individual capacity, and its successors.

"Bankruptcy Code" means Title 11, United States Code, sections 1 et seq., as the
                                                                 -- ---
same may be amended from time to time, and any successor thereto or replacement therefor which may be hereafter enacted.

"Borrower"  means  Ralcorp  Holdings,  Inc.,  a  Missouri  corporation.

"Borrowing Date" means a date on which an Advance is made or a Facility Letter of Credit is issued hereunder.

"Business Day" means (a) with respect to any borrowing, payment or rate selection of Eurodollar Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market, and (b) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago for the conduct of substantially all of their commercial lending activities.

"Capitalized Lease" of a Person means any lease of Property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

"Capitalized Lease Obligations" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with Agreement Accounting Principles.

"Change"  is  defined  in  Section  3.2.
                           ------------

"Change in Control" means (a) the acquisition by any Person, or two or more Persons acting in concert, including without limitation any acquisition effected by means of any transaction contemplated by Section 6.12, of beneficial
                                                   -------------
ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower, or (b) during any period of 25 consecutive calendar months, commencing on the date of this Agreement, the ceasing of those individuals (the "Continuing Directors") who (i) were directors
                                   --------------------
of the Borrower on the first day of each such period or (ii) subsequently became directors of the Borrower and whose initial election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Borrower, to constitute a majority of the board of directors of the Borrower.

"Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

"Commercial Letter of Credit" means a trade or commercial Facility Letter of Credit issued by an Issuer pursuant to Section 2.19 hereof.
                                              -------------

"Commitment" means, for each Lender, the obligation of such Lender to make Loans (other than Swing Line Loans) and participate in Facility Letters of Credit not exceeding the amount set forth in Schedule 1 hereto and as set forth in any Notice of Assignment relating to any assignment which has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time
              ---------------
pursuant  to  the  terms  hereof.

"Competitive Bid Advance" means a borrowing hereunder consisting of the aggregate amount of the several Competitive Bid Loans made by some or all of the Lenders to the Borrower at the same time and for the same Interest Period.

"Competitive  Bid  Borrowing  Notice"  is  defined  in  Section  2.3.6.
                                                        --------------

"Competitive Bid Loan" means a Eurodollar Bid Rate Loan or an Absolute Rate Loan, or both, as the case may be.

"Competitive Bid Margin" means the margin above or below the applicable Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

"Competitive Bid Note" means a promissory note in substantially the form of Exhibit B hereto, with appropriate insertions, duly executed and delivered to
----------
the Administrative Agent by the Borrower for the account of a Lender and payable to the order of such Lender, including any amendment, modification, renewal or replacement of such promissory note.

"Competitive Bid Quote" means a Competitive Bid Quote substantially in the form of Exhibit E hereto completed and delivered by a Lender to the Administrative
    ----------
Agent  in  accordance  with  Section  2.3.4.
                             --------------

"Competitive Bid Quote Request" means a Competitive Bid Quote Request substantially in the form of Exhibit C hereto completed and delivered by the
                                 ---------
Borrower  to  the  Administrative  Agent  in  accordance  with  Section  2.3.2.
                                                                --------------

"Condemnation"  is  defined  in  Section  7.8.
                                 ------------

"Consolidated" or "consolidated", when used in connection with any calculation, means a calculation to be determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with Agreement Accounting Principles.

"Consolidated Interest Expense" means, with respect to any period, the sum (without duplication) of (i) Consolidated interest expense of the Borrower and its Consolidated Subsidiaries for such period before the effect of interest income, as reflected on the Consolidated statements of income for the Borrower and its Consolidated Subsidiaries for such period, and (ii) Consolidated interest, yield or discount accrued during such period on the aggregate outstanding investment or claim held by purchasers, assignees or other transferees of (or of interests in) receivables of the Borrower and its Consolidated Subsidiaries in connection with a revolving Accounts Receivable Financing Program (regardless of the accounting treatment of such Accounts Receivable Financing Program).

"Consolidated Person" means, for the taxable year of reference, each Person which is a member of the affiliated group of the Borrower if Consolidated returns are or shall be filed for such affiliated group for federal income tax purposes or any combined or unitary group of which the Borrower is a member for state income tax purposes.

"Contingent Obligation" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement or take-or-pay contract or application for a Letter of Credit.

"Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

"Conversion/Continuation  Notice"  is  defined  in  Section  2.9.
                                                    ------------

"Default"  means  an  event  described  in  Article  VII.
                                            ------------

"EBIT" means, for any applicable computation period, the Borrower's and Subsidiaries' Net Income on a consolidated basis, plus (a) consolidated federal,
                                                  ----
state, local and foreign income and franchise taxes paid or accrued during such period and (b) Consolidated Interest Expense for such period, minus (or plus)
                                                                 -----     ----
equity earnings (or losses) during such period attributable to equity investments by the Borrower and its Subsidiaries in the capital stock or other equity interests in any Person which is not a Subsidiary (other than Vail Resorts, Inc.).

"Environmental Claims" means all claims, investigations, litigation, administrative proceedings, notices, requests for information, whether pending or threatened, or judgements or orders, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for any violation of any Environmental Laws, or for any Release or injury to the environment.

"Environmental Laws" means all federal, state and local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, direct duties, requests, licenses, approvals, certificates, decrees, standards, permits and other authorizations of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters, including without limitations, chemical substances, air emissions, effluent discharges and the storage, treatment, transport and disposal of Hazardous Materials.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

"Eurodollar Advance" means a Eurodollar Bid Rate Advance or a Eurodollar Ratable Advance, or both, as the case may be.

"Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting forth Eurodollar Bid Rates pursuant to Section 2.3.
                                             ------------

"Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the relevant Eurodollar Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Bloomberg Screen BBAM as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, and having a maturity equal to such Eurodollar Interest Period, provided that, (i) if Bloomberg Screen BBAM is not
                              --------
available to the Administrative Agent for any reason, the applicable Eurodollar Base Rate for the relevant Eurodollar Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, and having a maturity equal to such Eurodollar Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Administrative Agent, the applicable Eurodollar Base Rate for the relevant Eurodollar Interest Period shall instead by the rate determined by the Administrative Agent to be the rate at which Bank One or one of its Affiliate banks offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Eurodollar Interest Period.

"Eurodollar Bid Rate" means, with respect to a Eurodollar Bid Rate Loan made by a given Lender for the relevant Eurodollar Interest Period, the sum of (a) the Eurodollar Base Rate and (b) the Competitive Bid Margin offered by such Lender and accepted by the Borrower.

"Eurodollar Bid Rate Advance" means a Competitive Bid Advance which bears interest at a Eurodollar Bid Rate.

"Eurodollar Bid Rate Loan" means a Loan which bears interest at the Eurodollar Bid Rate.

"Eurodollar Interest Period" means, with respect to a Eurodollar Ratable Advance or a Eurodollar Bid Rate Advance, a period of seven days or one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. A Eurodollar Interest Period of one, two, three or six months shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no
                                          --------  -------
such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day;

provided, however, that if, with respect to a Eurodollar Interest Period of one,
--------  -------
two, three or six months, said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

"Eurodollar Loan" means a Eurodollar Ratable Loan or Eurodollar Bid Rate Loan, or both, as the case may be.

"Eurodollar Ratable Advance" means an Advance which bears interest at a Eurodollar Rate requested by the Borrower pursuant to Section 2.2.3.
                                                              --------------

"Eurodollar  Ratable  Loan"  means  a Loan requested by the Borrower pursuant to
Section  2.2.3  which  bears  interest  at  a  Eurodollar  Rate.
--------------

"Eurodollar Rate" means, with respect to a Eurodollar Ratable Advance for the relevant Eurodollar Interest Period, the sum of (a) the quotient of (i) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(ii) one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (b) the Applicable Eurodollar Margin plus
(c) only in the case of Eurodollar Ratable Advances having a seven day Interest Period, .125%. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

"Existing Credit Agreements" means (a) that certain credit agreement among Bank One, as agent, the financial institutions party thereto, and Ralcorp Holdings, Inc. dated as of April 28, 1999, as amended and (b) that certain credit agreement among Bank One, as agent, the financial institutions party thereto, and Ralcorp Holdings, Inc., dated as of July 10, 2000, as amended.

"Facility  Letter of Credit" means a Letter of Credit issued pursuant to Section
                                                                         -------
2.19.
----

"Facility Letter of Credit Obligations" means as at the time of determination thereof, the sum of (a) the Reimbursement Obligations then outstanding and (b) the aggregate then undrawn face amount of the then outstanding Facility Letters of Credit.

"Facility  Letter  of Credit Sublimit" means an aggregate amount of $20,000,000.

"Facility Termination Date" means October 16, 2004, as such date may be extended pursuant to Section 2.20.
              -------------

"Federal Funds Effective Rate" means, for any day, an interest rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (Chicago time) on such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by the Administrative Agent in its sole discretion.

"Financial  Statements"  is  defined  in  Section  5.5.
                                          ------------

"Fiscal Quarter" means one of the four three-month accounting periods comprising a Fiscal Year.

"Fiscal Year" means the twelve-month accounting period ending September 30 of each year.

"Governmental Authority" means any government (foreign or domestic) or any state or other political subdivision thereof or any governmental body, agency, authority, department or commission (including without limitation any taxing authority or political subdivision) or any instrumentality or officer thereof (including without limitation any court or tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation, partnership or other entity directly or indirectly owned or controlled by or subject to the control of any of the foregoing.

"Guarantors" means Bremner, Inc., Cascade Cookie Company, Inc., Flavor House Products, Inc., Nutcracker Brands, Inc., RH Financial Corporation, Ripon Foods, Inc., Sugar Kake Cookie Inc., The Red Wing Company, Inc., The Torbitt & Castleman Company, LLC, Heritage Wafers, LLC, The Carriage House Companies, Inc. and each other Material Subsidiary.

"Hazardous Materials" means any toxic or hazardous waste, substance or chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Laws, including, without limitation, asbestos, petroleum or crude oil.

"Indebtedness" of a Person means such Person's (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (d) obligations which are evidenced by notes, acceptances, or similar instruments,
(e) Capitalized Lease Obligations, (f) Rate Hedging Obligations, (g) Contingent Obligations, (h) obligations for which such Person is obligated pursuant to or in respect of a Facility Letter of Credit and the face amount of any other Letter of Credit, (i) obligations under so-called "synthetic leases" and (j) repurchase obligations or liabilities of such Person with respect to accounts or notes receivable sold by such Person.

"Initial  Lender"  means  any  Lender  as  of  the  date  hereof.

"Interest Expense Coverage Ratio" means for any applicable computation period of the Borrower, the ratio of EBIT to the Borrower's Consolidated Interest Expense for such period, all as determined in accordance with Agreement Accounting Principles.

"Interest Period" means a Eurodollar Interest Period or an Absolute Rate Interest Period. Notwithstanding the foregoing, each Swing Line Loan bearing interest at the Alternate Swing Line Rate shall be deemed to have an Interest Period of from one to seven days as agreed upon between the Borrower and the Swing Line Lender.

"Investment" of a Person means any loan, advance (other than commission, travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade), deposit account or contribution of capital by such Person to any other Person or any investment in, or purchase or other acquisition of, the stock, partnership interests, notes, debentures or other securities of any other Person made by such Person.

"Invitation for Competitive Bid Quotes" means an Invitation for Competitive Bid Quotes substantially in the form of Exhibit D hereto, completed and delivered by
                                    ---------
the  Administrative  Agent  to  the  Lenders  in  accordance with Section 2.3.3.
                                                                  -------------

"Issuance  Request"  is  defined  in  Section  2.19.4.
                                      ---------------

"Issuer"  means  Bank  One.

"Lenders" means the lending institutions listed on the signature pages of this Agreement and their respective successors and assigns.

"Lending Installation" means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent.

"Letter of Credit" of a Person means a letter of credit or similar instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

"Letter  of  Credit  Cash  Collateral  Account" is defined in Section 8.1.  Such
                                                              -----------
account and the related cash collateralization shall be subject to documentation satisfactory to the Administrative Agent.

"Leverage Ratio" means, with respect to the Borrower on a consolidated basis with its Subsidiaries, at the end of any Fiscal Quarter, the ratio of (a) Total Debt at the end of such Fiscal Quarter to (b) Adjusted EBITDA for the four Fiscal Quarters then ending.

"Lien" means any security interest, lien (statutory or other), mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

"Loan" means, with respect to a Lender, such Lender's portion of any Advance and "Loans" means, with respect to the Lenders, the aggregate of all Advances. The terms "Loan" and "Loans" shall also include any Swing Line Loans.

"Loan Documents" means this Agreement, the Notes, the Subsidiary Guaranty, the Reimbursement Agreements and the other documents and agreements contemplated hereby and executed by the Borrower in favor of the Administrative Agent or any Lender.

"Margin  Stock"  has  the meaning assigned to that term under Regulation U.

"Material Adverse Effect" means a material adverse effect on (a) the business, Property, condition (financial or other) and results of operations of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under the Loan Documents, or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder.

"Material Subsidiary" means a Subsidiary of the Borrower organized under the laws of a jurisdiction located within the United States and at any time having assets with a fair market value in excess of $10,000,000; provided, however, that any special purpose Subsidiary established for the purpose of entering into the Accounts Receivable Financing Program shall not be a Material Subsidiary.

"Moody's"  means  Moody's  Investor  Services,  Inc.

"Multiemployer  Plan"  means  an  employee  pension  benefit plan, as defined in section 3(2) of ERISA, maintained pursuant to a collective bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer outside of the Controlled Group is obligated to make contributions.

"Net Income" means, for any computation period, with respect to the Borrower on a consolidated basis with its Subsidiaries (other than any Subsidiary which is restricted from declaring or paying dividends or otherwise advancing funds to its parent whether by contract or otherwise), cumulative net income earned during such period as determined in accordance with Agreement Accounting Principles, but (i) excluding any non-cash charges or gains which are unusual, non-recurring or extraordinary and (ii) including, to the extent not otherwise included in the determination of Net Income, all cash dividends and cash distributions received by the Borrower or any Subsidiary from any Person in which the Borrower or such Subsidiary has made an Investment pursuant to Section
                                                                         -------
6.15(j).
-------

"Net Worth" means at any date the consolidated common stockholders' equity of the Borrower and its consolidated Subsidiaries determined in accordance with Agreement Accounting Principles.

"Notes" means, collectively, the Competitive Bid Notes, the Ratable Notes and the Swing Line Note; and "Note" means any one of the Notes.

"Notice  of  Assignment"  is  defined  in  Section  12.3.2.
                                           ---------------

"Obligations" means all unpaid principal of and accrued and unpaid interest on the Notes, the Facility Letter of Credit Obligations and all other liabilities (if any), whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Administrative Agent or any indemnified party hereunder arising under any of the Loan Documents.

"Participants"  is  defined  in  Section  12.2.1.
                                 ---------------
"Payment Date" means the last day of each March, June, September and December.

"PBGC"  means the Pension Benefit Guaranty Corporation or any successor thereto.

"Permitted  Purchase"  means  an  acquisition permitted by Section 6.15(m).
                                                           ---------------

"Person" means any natural person, corporation, firm, joint enture, partnership, association, enterprise, limited liability company, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

"Plan" means an employee pension benefit plan, as defined in Section 3(2) of ERISA, as to which the Borrower or any member of the Controlled Group may have any liability.

"Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by Bank One or its parent (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

"Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

"pro-rata" means, when used with respect to a Lender, and any described aggregate or total amount, an amount equal to such Lender's pro-rata share or portion based on its percentage of the Aggregate Commitment or if the Aggregate Commitment has been terminated, its percentage of the aggregate principal amount of outstanding Advances and Facility Letter of Credit Obligations.

"Purchase" means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (a) acquires any ongoing business or all or substantially all of the assets of any firm, corporation or division or line of business thereof, whether through purchase of assets, merger or otherwise, or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding partnership interests of a partnership.

"Purchasers"  is  defined  in  Section  12.3.1.
                               ---------------

"Ralston Obligations" means the indemnification obligations of the Borrower existing on the date hereof in favor of Ralston Purina Company with respect to its guaranty of the obligations of Ralston Resorts, Inc. under the Sports Facilities Refunding Revenue Bonds identified on Schedule 5.8.
                                                       -------------

"Ratable Advance" means a borrowing hereunder consisting of the aggregate amount of the several Ratable Loans made by the Lenders to the Borrower at the same time, of the same Type and for the same Interest Period.

"Ratable  Borrowing  Notice"  is  defined  in  Section  2.2.3.
                                               --------------
"Ratable  Loan"  means  a  Loan made by a Lender pursuant to Section 2.2 hereof.
                                                             -----------

"Ratable  Note"  means  a promissory note in substantially the form of Exhibit A
                                                                       ---------
hereto, duly executed and delivered to the Administrative Agent by the Borrower for the account of each Lender and payable to the order of a Lender in the amount of its Commitment, including any amendment, modification, renewal or replacement of such promissory note.

"Rate Hedging Obligations" of a Person means any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, interest rate swaps, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

"Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

"Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of such Board of Governors relating to the extension of credit by securities brokers and dealers for the purpose of purchasing or carrying margin stocks applicable to such Persons.

"Regulation  U"  means  Regulation  U  of  the Board of Governors of the Federal
Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to such Persons.

"Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and shall include any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by the specified lenders for the purpose of purchasing or carrying margin stocks applicable to such Persons.

"Reimbursement Agreement" means a letter of credit application and reimbursement agreement in such form as the Issuer may from time to time employ in the ordinary course of business.

"Reimbursement Obligations" means, at any time, the aggregate (without duplication) of the Obligations of the Borrower to the Lenders, the Issuer and/or the Administrative Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuer and/or the Administrative Agent under or in respect of draws made under the Facility Letters of Credit.

"Release" is defined in the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 39601 et seq.
                                                       --  ---

"Rentals" of a Person means the aggregate fixed amounts payable by such Person under any operating lease of Property.

"Reportable Event" means a reportable event as defined in Section 4043 of ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC has by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, that a failure to meet the minimum
                                    --------
funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

"Required Lenders" means Lenders in the aggregate having at least 51% of the Aggregate Commitment or, if the Aggregate Commitment has been terminated, 51% of the sum of (a) the aggregate unpaid principal amount of the outstanding Loans plus (b) the aggregate amount of the outstanding Facility Letter of Credit Obligations.

"Reserve Requirement" means, with respect to an Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

"Risk-Based  Capital  Guidelines"  is  defined  in  Section  3.2.
                                                    ------------
"S&P" means Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies.

"Section" means a numbered section of this Agreement, unless another document is specifically referenced.

"Single Employer Plan" means a Plan subject to Title IV of ERISA maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group, other than a Multiemployer Plan.

"Solvent" means, when used with respect to a Person, that (a) the fair saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by such Person), whether or not reflected on a balance sheet prepared in accordance with Agreement Accounting Principles and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall have a correlative meaning.

"Standby Letter of Credit" means a Facility Letter of Credit which is not a Commercial Letter of Credit.

"Subordinated Indebtedness" of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Obligations to the written satisfaction of the Administrative Agent.

"Subsidiary" of a Person means (a) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or
(b) any partnership, association, joint venture, limited liability company or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

"Subsidiary Guaranty" means that certain Guaranty, dated as of the date hereof, duly executed and delivered by the Guarantors in favor of the Administrative Agent, on behalf of the Lenders, as the same may be amended, supplemented or otherwise modified from time to time.

"Substantial Portion" means, with respect to the Property of the Borrower and its Subsidiaries, Property which (a) represents more than 15% of the consolidated tangible assets of the Borrower and its Subsidiaries, as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the end of the Fiscal Quarter next preceding the date on which such determination is made, or (b) is responsible for more than 5% of the consolidated Net Income from continuing operations of the Borrower and its Subsidiaries for the 12-month period ending as of the end of the Fiscal Quarter next preceding the date of determination.

"Swing Line Lender" means Bank One or any other Lender as a successor Swing Line Lender.

"Swing Line Commitment" means the obligation of the Swing Line Lender to make Swing Line Loans hereunder in an aggregate amount at any one time outstanding not to exceed $10,000,000. The Swing Line Commitment will automatically and permanently terminate on the Facility Termination Date.
"Swing Line Loan" means a Loan made by the Swing Line Lender pursuant to Section
                                                                         -------
2.4.
---

"Swing Line Note" means a promissory note substantially in the form of Exhibit F
                                                                       ---------
hereto, duly executed and delivered to the Administrative Agent by the Borrower and payable to the order of the Swing Line Lender in the amount of its Swing Line Commitment, including any amendment, modification, renewal or replacement of such promissory note.

"Termination Event" means, with respect to a Plan which is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of the Borrower or any other member of the Controlled Group from such Plan during a plan year in which the Borrower or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under
Section 4068(f) of ERISA, (c) the termination of such Plan, the filing of a notice of intent to terminate such Plan or the treatment of an amendment of such Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Plan or (e) any event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Plan.

"Thomson"  means  Thomson  BankWatch  Inc.

"Total Debt" means (a) all Indebtedness of the Borrower and its Subsidiaries, on a consolidated basis, reflected on a balance sheet prepared in accordance with Agreement Accounting Principles, plus, without duplication (b)
                                                   ----
the face amount of all outstanding Letters of Credit in respect of which the Borrower or any Subsidiary has any reimbursement obligation and the principal amount of all Contingent Obligations of the Borrower and its Subsidiaries, plus
                                                                            ----
(c) the aggregate principal amount of all Indebtedness of a special purpose Subsidiary of the Borrower formed in connection with the sale of accounts receivable  and  other  forms  of  off-balance sheet financing, minus (d) to the
                                                                -----
extent included in clause (b) above, (i) up to $15,000,000 in aggregate face or principal amount of surety bonds and Letters of Credit relating to workers' compensation and similar benefits and (ii) the Ralston Obligations.

"Transferee"  is  defined  in  Section  12.4.
                               -------------

"Type" means, with respect to any Advance, its nature as an Alternate Base Rate Advance, Eurodollar Advance or Absolute Rate Advance.

"UCC" means the Illinois Uniform Commercial Code as amended or modified and in effect from time to time.

"Unfunded Liability" means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

"Unmatured Default" means an event which but for the lapse of time or the giving of notice, or both, would constitute a Default.

"Unrefunded  Swing  Line  Loans"  is  defined  in  Section  2.4(d).
                                                   ---------------

"Wholly-Owned Subsidiary" of a Person means (a) any Subsidiary all of the outstanding voting securities of which shall at the time be owned or controlled, directly or indirectly, by such Person or one or more Wholly-Owned Subsidiaries of such Person, or by such Person and one or more Wholly-Owned Subsidiaries of such Person, or (b) any partnership, association, joint venture, limited liability company or similar business organization 100% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.


                                   ARTICLE  II

                                  THE FACILITY
                                  ------------

2.1.     The  Facility.
         -------------

2.1.1.   Description  of Facility.  The Lenders hereby establish in favor of the
         ------------------------
Borrower a revolving credit facility pursuant to which, and upon the terms and subject to the conditions herein set out:

(a) each Lender severally agrees to make Ratable Loans to the Borrower in accordance with Section 2.2 in amounts not to exceed in the aggregate at any
                    -----------
one time outstanding the amount of its Commitment less the sum of (i) the amount of such Lender's pro-rata share of the outstanding principal amount of all Competitive Bid Advances (regardless of which Lender or Lenders made such
Competitive Bid Advances) exclusive of Competitive Bid Advances being repaid substantially contemporaneously with the making of any such Ratable Loans, plus
                                                                            ----
(ii) the amount of such Lender's pro-rata share of the outstanding principal amount of all Swing Line Loans exclusive of Swing Line Loans being repaid substantially contemporaneously with the making of any such Ratable Loans, plus
                                                                            ----
(iii) the amount of such Lender's pro-rata share of the outstanding Facility Letter of Credit Obligations exclusive of Facility Letter of Credit Obligations being repaid substantially contemporaneously with the making of any such Ratable Loans;

(b) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower, and make such Loans, in accordance with Section 2.3;
                                                                    -----------
and

(c) the Swing Line Lender agrees to make Swing Line Loans to the Borrower in accordance with Section 2.4.
                  ------------

2.1.2.     Facility  Amount.  In  no  event  may the  sum  of  (a) the aggregate
           ----------------
principal amount of all outstanding Advances (including the Ratable Advances, the Competitive Bid Advances and the Swing Line Loans) plus (b) the outstanding
                                                        ----
amount of Facility Letter of Credit Obligations at any time exceed the Aggregate Commitment. If at any time the aggregate amount of the sum of the Loans and the Facility Letter of Credit Obligations exceeds the Aggregate Commitment, the Borrower shall repay immediately its then outstanding Loans (first Swing Line Loans, then Ratable Loans and then Competitive Bid Loans) in such amount as may be necessary to eliminate such excess; provided, that if an excess remains after
                                       --------
repayment of all outstanding Loans, then the Borrower shall cash collateralize the Facility Letter of Credit Obligations by depositing into the Letter of Credit Cash Collateral Account such amount as may be necessary to eliminate such excess.

2.1.3.     Availability  of  Facility.  Subject  to the terms of this Agreement,
           --------------------------
from and including the date hereof to, but not including the Facility Termination Date the Borrower may borrow, repay and reborrow Advances hereunder. All outstanding Loans and Advances and all other unpaid Obligations shall be due and payable in full by the Borrower on the Facility Termination Date.

2.2.     Ratable  Advances.
         -----------------

2.2.1.   Ratable  Advances.  Each  Ratable  Advance  hereunder  shall consist of
         -----------------
borrowings made from the several Lenders ratably in proportion to the amounts of their respective Commitments. The Borrower's obligation to pay the principal of, and interest on, the Ratable Advances shall be evidenced by the Ratable Notes. Although the Ratable Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding and, although the stated amount of each Ratable Note shall be equal to the applicable Lender's Commitment, each Ratable Note shall be enforceable, with respect to the Borrower's obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Ratable Loans at the time evidenced thereby.

2.2.2     Ratable  Advance  Rate Options.  The Ratable Advances may be Alternate
          ------------------------------
Base Rate Advances or Eurodollar Ratable Advances, or a combination thereof, selected by the Borrower in accordance with Section 2.2.3 or 2.2.4. No Ratable
                                             -------------    -----
Advance may mature after, or have an Interest Period which extends beyond, the Facility Termination Date.

2.2.3.     Method  of Selecting Types and Interest Periods for Ratable Advances.
           --------------------------------------------------------------------
The Borrower shall select the Type of each Ratable Advance and, in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable to such Ratable Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice (a "Ratable Borrowing Notice") not later
                                            ------------------------
than 12:00 noon (Chicago time) on the Borrowing Date of each Alternate Base Rate Advance and three Business Days before the Borrowing Date for each Eurodollar Ratable Advance. Notwithstanding the foregoing, a Ratable Borrowing Notice for an Alternate Base Rate Advance may be given not later than 30 minutes after the time which the Borrower is required to reject one or more bids offered in connection with an Absolute Rate Auction pursuant to Section 2.3.6 and a Ratable
                                                     -------------
Borrowing Notice for a Eurodollar Ratable Advance may be given not later than 30 minutes after the time the Borrower is required to reject one or more bids offered in connection with a Eurodollar Auction pursuant to Section 2.3.6. A
                                                               -------------
Ratable  Borrowing  Notice  shall  specify:

(a)     the  Borrowing  Date,  which  shall  be  a Business Day, of such Ratable
Advance;

(b) the aggregate amount of such Ratable Advance, which, when added to all outstanding Ratable Advances, Swing Line Loans and Competitive Bid Advances and after giving effect to the repayment of any such outstanding Advances or Loans out of the proceeds of the requested Ratable Advance, shall not exceed the Aggregate Commitment;

(c)     the  Type  of  Advance  selected;  and

(d) in the case of each Eurodollar Ratable Advance, the Eurodollar Interest Period applicable thereto (which may not end after the Facility Termination
Date).

2.2.4.     Conversion  and  Continuation  of  Outstanding Ratable Advances.
           ---------------------------------------------------------------
Alternate Base Rate Advances shall continue as Alternate Base Rate Advances unless and until such Alternate Base Rate Advances are converted into Eurodollar Ratable Advances. Each Eurodollar Ratable Advance shall continue as a Eurodollar Ratable Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Ratable Advance shall be automatically converted into an Alternate Base Rate Advance unless the Borrower shall have given the Administrative Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Ratable Advance continue as a Eurodollar Ratable Advance for the same or another Eurodollar Interest Period. Subject to the terms of Section 2.7, the Borrower
                                                       -----------
may elect from time to time to convert all or any part of a Ratable Advance of any Type into any other Type or Types of Ratable Advances; provided that any
                                                               --------
conversion of any Eurodollar Ratable Advance shall be made on, and only on, the last day of the Eurodollar Interest Period applicable thereto. The Borrower shall give the Administrative Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Ratable Advance or continuation of a Eurodollar Ratable Advance not later than 10:00 a.m. (Chicago time) at least one Business Day, in the case of a conversion into an Alternate

Base Rate Advance, or at least three Business Days, in the case of a conversion into or continuation of a Eurodollar Ratable Advance, prior to the date of the requested conversion or continuation, specifying:

(a) the requested date, which shall be a Business Day, of such conversion or continuation;

(b) the aggregate amount and Type of Ratable Advance which is to be converted or continued; and

(c) the amount and Type(s) of Ratable Advance(s) into which such Ratable Advance is to be converted or continued and, in the case of a conversion into or continuation of an Eurodollar Ratable Advance, the duration of the Eurodollar Interest Period applicable thereto.

2.3.     Competitive  Bid  Advances.
         --------------------------

2.3.1.     Competitive  Bid  Option.  In  addition  to Ratable Advances pursuant
           ------------------------
to  Section  2.2,  but  subject  to  the  terms and conditions of this Agreement
    ------------
(including,  without  limitation,  the  limitation set forth in Section 2.1.2 as
                                                                -------------
as to the maximum aggregate principal amount of all outstanding Advances and Facility Letter of Credit Obligations hereunder), prior to the Facility Termination Date the Borrower may, as set forth in this Section 2.3, request the
                                                        -----------
Lenders to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.3. The Borrower's obligation to pay the principal of,
                -----------
and interest on, the Competitive Bid Advances shall be evidenced by the Competitive Bid Notes. Although the Competitive Bid Notes shall be dated the date of the initial Advance, interest in respect thereof shall be payable only for the periods during which the Loans evidenced thereby are outstanding. Each Competitive Bid Loan shall be repaid in full by the Borrower on the last day of the Interest Period applicable thereto.

2.3.2.     Competitive  Bid  Quote Request.  When the Borrower wishes to request
           -------------------------------
offers  to  make Competitive Bid Loans under this Section 2.3, it shall transmit
                                                  -----------
to the Administrative Agent by telecopy a Competitive Bid Quote Request substantially in the form of Exhibit C hereto so as to be received no later than
                             ---------
(a) 10:00 a.m. (Chicago time) at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction or (b) 9:00 a.m. (Chicago time) at least one Business Day prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction specifying:

(a) the proposed Borrowing Date, which shall be a Business Day, for the proposed Competitive Bid Advance;

(b)     the  aggregate  principal  amount  of  such  Competitive  Bid  Advance;

(c) whether the Competitive Bid Quotes requested are to set forth a Eurodollar Bid Rate, an Absolute Rate, or both; and

(d) the Interest Period applicable thereto (which may not end after the Facility Termination Date).

The Borrower may request offers to make Competitive Bid Loans for more than one Interest Period in a single Competitive Bid Quote Request. No Competitive Bid

Quote Request shall be given within 5 Business Days (or such other number of days as the Borrower and the Administrative Agent may agree) of any other
Competitive Bid Quote Request. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit C hereto shall be rejected, and
                                         ---------
the Administrative Agent shall promptly notify the Borrower of such rejection by telecopy.

2.3.3.     Invitation  for  Competitive  Bid  Quotes.  Promptly and in any event
           -----------------------------------------
before the close of business on the same Business Day of receipt of a Competitive Bid Quote Request that is not rejected pursuant to Section 2.3.2,
                                                                  -------------
the Administrative Agent shall send to each of the Lenders by telex or telecopy an Invitation for Competitive Bid Quotes substantially in the form of Exhibit D
                                                                       ---------
hereto, which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section
                                                                         -------
2.3.
---

2.3.4.     Submission  and  Contents  of  Competitive  Bid  Quotes.
           -------------------------------------------------------
(a) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.3.4 and must be submitted to the
                                      -------------
Administrative Agent by telex or telecopy at its offices specified in or pursuant to Article XIII not later than (i) 9:00 a.m. (Chicago time) at least four Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 9:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree); provided that Competitive Bid Quotes
                                            --------
submitted by Bank One may only be submitted if the Administrative Agent or Bank One notifies the Borrower of the terms of the offer or offers contained therein not later than 15 minutes prior to the latest time at which the relevant
Competitive Bid Quotes must be submitted by the other Lenders. Subject to Articles IV and VIII, any Competitive Bid Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

(b)     Each Competitive Bid Quote shall be in substantially the form of Exhibit
                                                                         -------
E  hereto  and  shall  in  any  case  specify:
-

(i) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes;

(ii) the principal amount of the Competitive Bid Loan for which each such offer is being made, which principal amount (a) may be greater than, less than or equal to the Commitment of the quoting Lender, (b) must be at least $5,000,000 and an integral multiple of $1,000,000, and (c) may not exceed the principal amount of Competitive Bid Loans for which offers were requested;

(iii) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan;

(iv) the minimum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower;

(v) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan; and

(vi)     the  identity  of  the  quoting  Lender.

(c)     The  Administrative  Agent  shall reject any Competitive Bid Quote that:

(i)     is  not  substantially  in  the  form  of  Exhibit  E hereto or does not
                                                   ----------
specify  all  of  the  information  required  by  Section  2.3.4(b);
                                                  -----------------

(ii) contains qualifying, conditional or similar language, other than any such language contained in Exhibit E hereto;
                               ----------

(iii) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bid Quotes; or

(iv)     arrives  after  the  time  set  forth  in  Section  2.3.4(a).
                                                    -----------------

If  any  Competitive  Bid  Quote  shall  be  rejected  pursuant  to this Section
                                                                         -------
2.3.4(c),  then  the  Administrative  Agent  shall  promptly notify the relevant
-------
Lender  of  such  rejection.

2.3.5.     Notice  to  Borrower.  The Administrative Agent shall promptly notify
           --------------------
the Borrower of the terms (a) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.3.4 and (b) of any Competitive Bid
                                    -------------
Quote  that  amends,  modifies  or  is  otherwise  inconsistent  with a previous
Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Administrative Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Administrative Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Eurodollar Bid Rates or Absolute Rates, as the case may be, so offered.

2.3.6.     Acceptance  and  Notice  by  Borrower.  Not later than (a) 10:00 a.m.
           -------------------------------------
(Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (b) 10:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction (or, in either case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Administrative Agent may agree), the Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers so notified to it pursuant to Section 2.3.5; provided, however, that the failure by
                           -------------  --------  -------
the Borrower to give such notice to the Administrative Agent shall be deemed to be a rejection of all such offers. In the case of acceptance, such notice (a "Competitive Bid Borrowing Notice") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (subject to the terms of Section
                                                                         -------
2.3.4(b)(iv));  provided  that:
------------    --------

(a) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request,

(b) acceptance of offers may only be made on the basis of ascending Eurodollar Bid Rates or Absolute Rates, as the case may be, and

(c)     the  Borrower  may  not  accept  any  offer that is described in Section
                                                                         -------
2.3.4(c)  or  that  otherwise  fails  to  comply  with  the requirements of this
-------
Agreement.

2.3.7.     Allocation  by  Administrative  Agent.  If  offers are made by two or
           ------------------------------------
more Lenders with the same Eurodollar Bid Rates or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Administrative Agent among such Lenders as nearly as possible (in such multiples, not greater than $1,000,000, as the Administrative Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however, that no Lender shall be allocated a portion of
               --------  -------
any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Administrative Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Administrative Agent shall promptly, but in any event on the same Business Day, notify each Lender of its receipt of a Competitive Bid Borrowing Notice and the aggregate principal amount of such Competitive Bid Advance allocated to each participating Lender.

2.4.     Swing  Line  Loans.

(a) On the terms and subject to the conditions and relying upon the representations and warranties herein set forth, the Swing Line Lender agrees at any time and from time to time from and including the date hereof to but excluding the earlier of the Facility Termination Date and the termination of the Commitments or the Swing Line Commitment, in accordance with the terms hereof, to make Swing Line Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed the lesser of (i) the amount of its Swing Line Commitment at such time and (ii) an amount equal to (A) the Aggregate Commitment at such time, minus (B) the sum of the aggregate principal amounts of
                         -----
all Ratable Loans, Competitive Bid Loans and Swing Line Loans outstanding at such time, minus (C) the aggregate Facility Letter of Credit Obligations
             -----
outstanding at such time. The Swing Line Loans shall be made by the Swing Line Lender, at the option of the Borrower, either at the Alternate Base Rate or at the Alternate Swing Line Rate. All Swing Line Loans shall be in a minimum amount of $1,000,000 and in any integral multiple of $100,000 if in excess thereof. In no event shall any Swing Line Loan be made hereunder if (i) the Administrative Agent and the Swing Line Lender shall have received notice from the Required Lenders prior to any such Swing Line Loan that a condition specified in Section 4.1 or 4.2 has not been satisfied and (ii) such condition
               -----------    ---
shall  not  have  been  subsequently  waived  in  compliance  with  Section 8.2.
                                                                    -----------

(b) The Borrower shall give the Swing Line Lender (with a copy to the Administrative Agent) telephonic, written or telecopy notice (in the case of telephonic notice, such notice shall be promptly confirmed in writing or by telecopy) not later than noon, Chicago time, on the day of a proposed Swing Line Loan. Such notice shall be delivered on a Business Day, shall be irrevocable and shall refer to this Agreement and shall specify the requested Borrowing Date (which shall be a Business Day) and amount of such Swing Line Loan.

(c) The Swing Line Lender shall by 2:00 p.m., Chicago time, on the requested Borrowing Date, make the requested Swing Line Loan by crediting the principal amount thereof, in immediately available funds, to the account of the Borrower maintained with the Swing Line Lender or to such other account as may be designated by the Borrower and be acceptable to the Swing Line Lender.

(d) The Swing Line Loans shall be evidenced by the Swing Line Note and each Swing Line Loan shall be paid in full by the Borrower on the earlier of the Facility Termination Date and the date five Business Days after the making of such Swing Line Loan.

(e) Notwithstanding the occurrence of any Default or Unmatured Default or noncompliance with the conditions precedent set forth in Article IV, if (i) by
                                                           ----------
10:00 a.m. Chicago time on the fourth Business Day following the Borrowing Date of any Swing Line Loan the Administrative Agent shall not have received a
Ratable  Borrowing  Notice  delivered  by the Borrower pursuant to Section 2.2.3
                                                                   -------------
requesting that Ratable Loans be made pursuant to Section 2.2 on the immediately
                                                  -----------
succeeding Business Day in an amount at least equal to the aggregate principal amount of such Swing Line Loan or (ii) on any date the Swing Line Lender in its sole discretion shall so request with respect to the outstanding Swing Line Loans, the Administrative Agent shall be deemed to have received a Ratable Borrowing Notice from the Borrower pursuant to Section 2.2.3 requesting that a
                                                 -------------
Ratable  Advance of Alternate Base Rate Loans be made pursuant to Section 2.2 on
                                                                  -----------
such immediately succeeding Business Day in an amount equal to the aggregate amount of such Swing Line Loans, and the procedures set forth in Section 2.5
                                                                     -----------
shall be followed in making such Alternate Base Rate Loans. The proceeds of such Alternate Base Rate Loans (or other Loans described in Section 2.4(e)(i),
                                                              -----------------
if requested) received by the Administrative Agent shall be immediately delivered to the Swing Line Lender and applied to the direct repayment of such Swing Line Loans to the extent thereof. Effective on the day such Ratable Loans are made, the portion of the Swing Line Loans so paid shall no longer be outstanding as Swing Line Loans and shall be outstanding as Ratable Loans of the Lenders bearing interest at a rate determined by reference to the Alternate Base Rate, in accordance with the provisions of this Article II. The Borrower
                                                       ----------
authorizes  the  Administrative  Agent  and  the Swing Line Lender to charge the
Borrower's account maintained with the Swing Line Lender (up to the amount available in such account) in order to immediately pay the amount of the Swing Line Loans to the extent amounts received from the Lenders are not sufficient to repay in full such Swing Line Loans. If any portion of any such amount paid (or deemed paid) to the Swing Line Lender should be recovered by or on behalf of the Borrower from the Swing Line Lender in the event of the bankruptcy or reorganization of the Borrower or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by Section
                                                                         -------
11.2.
----

(f) If, for any reason (including, without limitation, the occurrence of a Default described in Section 7.6 or 7.7 of Article VII), Alternate Base Rate
                        ------------    ---    -----------
Loans may not be, or are not, made pursuant to paragraph (e) of this Section 2.4
                                                                     -----------
to repay Swing Line Loans as required by such paragraph, effective on the date such Alternate Base Rate Loans would otherwise have been made, (i) each Lender severally, unconditionally and irrevocably agrees that it shall, without regard to the occurrence of any Unmatured Default or Default, purchase a participating interest in such Swing Line Loans ("Unrefunded Swing Line Loans") in an amount
                                      ---------------------------
equal to the amount of Alternate Base Rate Loans which would otherwise have been made by such Lender pursuant to paragraph (e) of this Section 2.4 and (ii) each
                                                       -----------
Unrefunded  Swing  Line  Loan previously bearing interest at the Alternate Swing
Line  Rate  shall  commence  accruing interest at the Alternate Base Rate.  Each

Lender will immediately transfer to the Administrative Agent, in immediately available funds, the amount of its participation, and the proceeds of such participation shall be distributed by the Administrative Agent to the Swing Line Lender in such amount as will reduce the amount of the participating interest retained by the Swing Line Lender in the Swing Line Loans to the amount of the Alternate Base Rate Loans which were to have been made by the Swing Line Lender pursuant to paragraph (e) of this Section 2.4. In the event a Lender fails to
                                    -----------
make available to the Swing Line Lender the amount of such Lender's participation as provided in this paragraph (f), the Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest at the customary rate set by the Swing Line Lender for correction of errors among banks for one Business Day and thereafter at the Alternate Base Rate then in effect. All payments in respect of Unrefunded Swing Line Loans and participations therein shall be made in accordance with Section 2.12.
                                                                -------------

(g) Each Lender's obligation to make Ratable Loans pursuant to paragraph (e) of this Section 2.4 and to purchase participating interests pursuant to
          ------------
paragraph  (f) of this Section 2.4 shall be absolute and unconditional and shall
                       -----------
not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person, as the case may be, for any reason whatsoever; (ii) the occurrence or continuance of a Default or Unmatured Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower or any of its Subsidiaries;
(iv) any breach of this Agreement by the Borrower, any of its Subsidiaries or any Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.5.     Availability  of  Funds.  Not  later than 1 p.m. (Chicago time) on each
         -----------------------
Borrowing Date, each Lender (or in the case of a Competitive Bid Advance, each Lender making a portion of such Advance) shall make available its Loan or Loans (other than Swing Line Loans), in funds immediately available in Chicago to the Administrative Agent at its address specified pursuant to Article XIII. The Administrative Agent will make the funds so received from the Lenders available to the Borrower at the Administrative Agent's aforesaid address.

2.6.     Commitment  Fee;  Reductions  and  Increases  in  Aggregate Commitment.
         ----------------------------------------------------------------------
(a) The Borrower agrees to pay to the Administrative Agent for the ratable account of each Lender a commitment fee equal to the Applicable Commitment Fee Percentage per annum on the daily unborrowed portion of such Lender's Commitment (without giving effect to any outstanding Swing Line Loans or Competitive Bid Loans) from the date hereof to and including the Facility Termination Date applicable to such Lender, payable in arrears on each Payment Date hereafter and on the Facility Termination Date.

(b) The Borrower may permanently reduce the Aggregate Commitment in whole, or in part ratably among the Lenders, in a minimum amount of $10,000,000 or any integral multiple of $1,000,000 in excess thereof, upon at least three Business Days' written notice to the Administrative Agent, which notice shall specify the amount of any such reduction; provided, however, that the amount of the
                                   --------   -------
Aggregate Commitment may not be reduced below the sum of (i) the aggregate principal amount of the outstanding Loans, plus (ii) the aggregate amount of the
                                           ----
outstanding Facility Letter of Credit Obligations. All accrued commitment fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder.

(c) The Borrower may, from time to time, at its option, seek to increase the Aggregate Commitment by up to $100,000,000 in the aggregate (i.e., the Aggregate
                                                             ----
Commitment shall not exceed $375,000,000) upon at least three (3) Business Days' prior notice to the Administrative Agent, which notice shall specify the amount of any such requested increase (which shall be in an amount not less than $25,000,000) and shall be delivered at a time when no Default or Unmatured
Default has occurred or is continuing. The Borrower may, after giving such notice, offer the increase in the Aggregate Commitment to any of the existing
Lenders and/or to other banks, financial institutions or other entities acceptable to the Administrative Agent on a non pro-rata basis in such amounts as determined by the Borrower and agreed to by the Administrative Agent. The Borrower may elect to accept an increase in the Aggregate Commitment in an amount equal to the aggregate increased commitments offered to the Borrower. No increase in the Aggregate Commitment shall become effective until (i) the existing or new Lender extending such incremental commitment amount and the Borrower shall have executed and delivered to the Administrative Agent an agreement in writing in form and substance reasonably acceptable to the Administrative Agent pursuant to which such Lender states its Commitment amount and agrees to assume and accept the obligations and rights of a Lender hereunder and (ii) the Borrower has provided the Administrative Agent with such related certificates, opinions and other documents as the Administrative Agent may reasonably request. In conjunction with such increase, the Lenders (new or existing) shall accept (and the existing Lenders shall make) an assignment at par of an interest in the Loans and Facility Letter of Credit Obligations outstanding at the time of such Aggregate Commitment increase such that, after giving effect thereto, all Loans and Facility Letter of Credit Obligations are held by the Lenders on a pro-rata basis. The Borrower shall make any payments under Section 3.4 resulting from such assignments.

2.7.     Minimum  Amount of Each Ratable Advance.  Each Ratable Advance shall be
         ---------------------------------------
in the minimum amount of $10,000,000 (and in integral multiples of $1,000,000 if in excess thereof); provided, however, that (a) any Alternate Base Rate Advance
                     --------  -------
may be in the amount of the unused Aggregate Commitment or in an amount borrowed pursuant to Section 2.4(e) and (b) in no event shall more than eight
                        --------------
(8)  Eurodollar  Advances  be  permitted  to  be  outstanding  at  any  time.

2.8.     Optional  Principal  Payments.  The Borrower may from time to time pay,
         -----------------------------
without penalty or premium, all outstanding Advances (other than Competitive Bid Advances, which may not be voluntarily prepaid), or, in a minimum aggregate amount of $5,000,000 or any integral multiple of $1,000,000 in excess thereof, any portion of the outstanding Advances (other than Competitive Bid Advances) upon one Business Day's prior notice to the Administrative Agent in the case of an Alternate Base Rate Advance or three Business Days' prior notice to the Administrative Agent in the case of a Eurodollar Advance. Any prepayment of a Eurodollar Advance prior to the last day of the applicable Eurodollar Interest Period shall be subject to the indemnity provisions of Section 3.4.
                                                                ------------

2.9.     Changes  in Interest Rate, etc.  Each Alternate Base Rate Advance shall
         -------------------------------
bear interest at the Alternate Base Rate from and including the date of such Advance or the date on which such Advance was converted into an Alternate Base Rate Advance to (but not including) the date on which such Alternate Base Rate Advance is paid or converted to a Eurodollar Ratable Advance. Changes in the rate of interest on that portion of any Advance maintained as an Alternate Base Rate Advance will take effect simultaneously with each change in the Alternate Base Rate. Each Eurodollar Advance, Absolute Rate Advance and Swing Line Loan shall bear interest from and including the first day of the Interest Period applicable thereto to, but not including, the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Advance, Absolute Rate Advance or Swing Line Loan. No Interest Period may end after the Facility Termination Date.

2.10.     Rates  Applicable  After  Default.  Notwithstanding  anything  to  the
          ---------------------------------
contrary  contained  in  Section  2.2.3  and  2.2.4,  no Advance may be made as,
                         --------------       -----
converted into or continued as a Eurodollar Ratable Advance (except with the consent of the Administrative Agent and the Required Lenders) when any Default or Unmatured Default has occurred and is continuing. During the continuance of a Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 8.2 requiring unanimous consent of the
                                  -----------
Lenders to changes in interest rates), declare that each Eurodollar Advance, Alternate Base Rate Advance and Swing Line Loan shall bear interest (for the remainder of the applicable Interest Period in the case of Eurodollar Advances and Absolute Rate Advances) at a rate per annum equal to the rate otherwise applicable plus two percent (2%) per annum; provided, however, that such
                                                   --------   -------
increased rate shall automatically and without action of any kind by the Lenders become and remain applicable until revoked by the Required Lenders in the event of a Default described in Section 7.6 or 7.7.
                                      ------------      ---

2.11.     Method of Payment.  All payments of the Obligations hereunder shall be
          -----------------
made,  without  setoff,  deduction  or  counterclaim,  in  immediately available funds to the Administrative Agent at the Administrative Agent's address specified pursuant to Article XIII, or at any other Lending Installation of the
                       ------------
Administrative Agent specified in writing by the Administrative Agent to the Borrower, by noon (Chicago time) on the date when due and shall be applied ratably by the Administrative Agent among the Lenders. Each payment delivered to the Administrative Agent for the account of any Lender shall be delivered promptly by the Administrative Agent to such Lender in the same type of funds that the Administrative Agent received at its address specified pursuant to
Article  XIII  or  at any Lending Installation specified in a notice received by
-------------
the Administrative Agent from such Lender. The Administrative Agent is hereby authorized to charge the account of the Borrower maintained with Bank One for each payment of principal, interest and fees as it becomes due hereunder, if the Administrative Agent has provided the Borrower with notice of each such payment at least one day prior to its becoming due hereunder.

2.12.     Notes; Telephonic Notices.  Each Lender is hereby authorized to record
          -------------------------
the principal amount of each of its Loans and each repayment on the schedule attached to its Note; provided, however, that neither the failure to so
                               --------  -------
record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Administrative Agent to extend, convert or continue Advances, effect selections of Types of Advances, submit Competitive Bid Quotes and to transfer funds based on telephonic notices made by any person or persons the Administrative Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation, if such confirmation is requested by the Administrative Agent or any Lender, of each telephonic notice signed by an Authorized Officer or another management level employee designated in writing by an Authorized Officer to the Administrative Agent. If the written confirmation differs in any material respect from the action taken by the Administrative Agent and the Lenders, the records of the Administrative Agent and the Lenders shall govern absent manifest error.

2.13.     Interest  Payment  Dates; Interest and Fee Basis.  Interest accrued on
          ------------------------------------------------
each Alternate Base Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which an Alternate Base Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest upon each Swing Line Loan shall be payable upon the date such Swing Line Loan is repaid and at its maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Eurodollar Advance or Absolute Rate Advance is prepaid, whether by acceleration or otherwise, and at maturity. Interest accrued on each Eurodollar Advance or Absolute Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (Chicago time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

2.14.     Notification  of  Advances,  Interest  Rates,  Prepayments, Commitment
          ----------------------------------------------------------------------
Reductions  and  Issuance  Requests.  Promptly  after  receipt  thereof,  the
-----------------------------------
Administrative Agent will notify each Lender of the contents of each Aggregate Commitment reduction notice, Ratable Borrowing Notice, Conversion/Continuation Notice, Invitation for Competitive Quotes, Issuance Request and repayment notice Received by it hereunder. The Administrative Agent will notify each Lender of the interest rate applicable to each Eurodollar Advance promptly upon determination of such interest rate and will give each Lender prompt notice of each change in the Alternate Base Rate.

2.15.     Lending  Installations.  Each Lender may book its Loans at any Lending
          ----------------------
Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Administrative Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

2.16.    Non-Receipt  of Funds by the Administrative Agent.  Unless the Borrower
         -------------------------------------------------
or a Lender, as the case may be, notifies the Administrative Agent prior to the date on which it is scheduled to make payment to the Administrative Agent of (a) in the case of a Lender, the proceeds of a Loan, or (b) in the case of the Borrower, a payment of principal, interest or fees to the Administrative Agent for the account of the Lenders, that it does not intend to make such payment, the Administrative Agent may assume that such payment has been made. The Administrative Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption. If the Borrower has not in fact made such payment to the Administrative Agent, the Lenders shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Effective Rate for such day. If any Lender has not in fact made such payment to the Administrative Agent, such Lender or the Borrower shall, on demand by the Administrative Agent, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to (a) in the case of payment by a Lender, the Federal Funds Effective Rate for such day, or (b) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

2.17.    Taxes.
         -----
(a) Any payments made by the borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes or any other tax based upon any income imposed on the Administrative Agent or any Lender by the jurisdiction in which the Administrative Agent or such Lender is incorporated or has its principal place of business. If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in or pursuant to this Agreement; provided, however, that the Borrower shall not be
                               --------  -------
required to increase any such amounts payable to any Lender that is not organized under the laws of the U.S. or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this Section 2.17. Whenever
                                                         ------------
any Non-Excluded Taxes are payable by the Borrower, as promptly as practicable thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by any Administrative Agent or any Lender as a result of any such failure. The agreements in this Section 2.17
                                                                    ------------
shall survive the termination of this Agreement and the payment of all other amounts payable hereunder.

(b) At least five Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Administrative Agent two duly completed copies of United States Internal Revenue Service Form W-8BEN or W-8ECI, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form W-8BEN or W-8ECI further undertakes to deliver to each of the Borrower and the Administrative Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form W-8BEN and one calendar year for Form W-8ECI) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Administrative Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

2.18.    Administrative  Agent's  Fees.  The  Borrower  shall  pay  to  the
         -----------------------------
Administrative Agent those fees, in addition to the commitment fees referenced in Section 2.6(a), in the amounts and at the times separately agreed to between
    --------------
the  Administrative  Agent  and  the  Borrower.

2.19.    Facility  Letters  of  Credit.
         -----------------------------
2.19.1.      Issuance  of  Facility  Letters  of  Credit.  (a)  From  and  after
             -------------------------------------------
the date hereof, the Issuer agrees, upon the terms and conditions set forth in this Agreement, to issue at the request and for the account of the Borrower, one or more Facility Letters of Credit; provided, however, that the Issuer shall not
                                    --------  -------
be under any obligation to issue, and shall not issue, any Facility Letter of Credit if (i) any order, judgment or decree of any governmental authority or other regulatory body with jurisdiction over the Issuer shall purport by its terms to enjoin or restrain such Issuer from issuing such Facility Letter of Credit, or any law or governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) from any governmental authority or other regulatory body with jurisdiction over the Issuer shall prohibit, or request that the Issuer refrain from, the issuance of Facility Letters of Credit in particular or shall impose upon the Issuer with respect to any Facility Letter of Credit any restriction or reserve or capital requirement (for which the Issuer is not otherwise compensated) or any unreimbursed loss, cost or expense which was not applicable, in effect and known to the Issuer as of the date of this Agreement and which the Issuer in good faith deems material to it; (ii) one or more of the conditions to such issuance contained in Section
                                                                         -------
4.2  is  not  then satisfied; or (iii) after giving effect to such issuance, the
---
aggregate outstanding amount of the Facility Letter of Credit Obligations would exceed the Facility Letter of Credit Sublimit.

(b) In no event shall: (i) the aggregate amount of the Facility Letter of Credit Obligations at any time exceed the Facility Letter of Credit Sublimit;
(ii) the sum at any time of (A) the aggregate amount of Facility Letter of Credit Obligations and (B) the aggregate principal balance of outstanding Advances exceed the amount of the Aggregate Commitment; or (iii) the expiration date of any Facility Letter of Credit (including, without limitation, Facility Letters of Credit issued with an automatic "evergreen" provision providing for renewal absent advance notice by the Borrower or the Issuer), or the date for payment of any draft presented thereunder and accepted by the Issuer, be later than the date five (5) Business Days before the Facility Termination Date.

2.19.2      Participating  Interests.  Immediately  upon  the  issuance  by  the
            ------------------------
Issuer  of  a  Facility Letter of Credit in accordance with Section 2.19.4, each
                                                            --------------
Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Issuer, without recourse, representation or warranty, an undivided participation interest equal to its pro-rata share of the Aggregate Commitment of the face amount of such Facility Letter of Credit and each draw paid by the Issuer thereunder. Each Lender's obligation to pay its proportionate share of all draws under the Facility Letters of Credit, absent gross negligence or willful misconduct by the Issuer in honoring any such draw, shall be absolute, unconditional and irrevocable and in each case shall be made without counterclaim or set-off by such Lender.

2.19.3      Facility  Letter  of  Credit  Reimbursement  Obligations.  (a)  The
            --------------------------------------------------------
Borrower agrees to pay to the Issuer of a Facility Letter of Credit (i) on each date that any amount is drawn under each Facility Letter of Credit a sum (and interest on such sum as provided in clause (ii) below) equal to the amount so drawn plus all other charges and expenses with respect thereto specified in
Section 2.19.6 or in the applicable Reimbursement Agreement and (ii) interest on
--------------
any  and all amounts remaining unpaid under this Section 2.19.3 until payment in
                                                 --------------
full  at the Alternate Base Rate plus the margin specified in Section 2.10.  The
                                                              ------------
Borrower agrees to pay to the Issuer the amount of all Facility Letter of Credit Reimbursement Obligations owing in respect of any Facility Letter of Credit immediately when due, under all circumstances, including, without limitation, any of the following circumstances: (w) any lack of validity or enforceability of this Agreement or any of the other Loan Documents; (x) the existence of any claim, set-off, defense or other right which the Borrower may have at any time against a beneficiary named in a Facility Letter of Credit, any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), any Lender or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrower and the beneficiary named in any Facility Letter of Credit); (y) the validity, sufficiency or genuineness of any document which the Issuer has determined in good faith complies on its face with the terms of the applicable Facility Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect; or (z) the surrender or impairment of any security for the performance or observance of any of the terms hereof.

(b) Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrower agrees to reimburse the Issuer for amounts which the Issuer pays under such Facility Letter of Credit no later than the time specified in this Agreement. If the Borrower does not pay any such Facility Letter of Credit Reimbursement Obligations when due, the Borrower shall be deemed to have immediately requested that the Lenders make an Alternate Base Rate Advance under this Agreement in a principal amount equal to such unreimbursed Facility Letter of Credit Reimbursement Obligations. The Administrative Agent shall promptly notify the Lenders of such deemed request and, without the necessity of compliance with the requirements of Sections 2.2.3
                                                                  --------------
and  4.2,  each Lender shall make available to the Administrative Agent its Loan
     ---
in the manner prescribed for Alternate Base Rate Advances. The proceeds of such Loans shall be paid over by the Administrative Agent to the Issuer for the account of the Borrower in satisfaction of such unreimbursed Facility Letter of Credit Reimbursement Obligations, which shall thereupon be deemed satisfied by the proceeds of, and replaced by, such Alternate Base Rate Advance.

(c)     If  the  Issuer  makes  a  payment  on account of any Facility Letter of
Credit and is not concurrently reimbursed therefor by the Borrower and if for any reason an Alternate Base Rate Advance may not be made pursuant to paragraph
(b) above, then as promptly as practical during normal banking hours on the date of its receipt of such notice or, if not practicable on such date, not later than noon (Chicago time) on the Business Day immediately succeeding such date of notification, each Lender shall deliver to the Administrative Agent for the account of the Issuer, in immediately available funds, the purchase price for such Lender's interest in such unreimbursed Facility Letter of Credit Obligations, which shall be an amount equal to such Lender's pro-rata share of such payment. Each Lender shall, upon demand by the Issuer, pay the Issuer interest on such Lender's pro-rata share of such draw from the date of payment by the Issuer on account of such Facility Letter of Credit until the date of delivery of such funds to the Issuer by such Lender at a rate per annum, computed for actual days elapsed based on a 360-day year, equal to the Federal Funds Effective Rate for such period; provided, that such payments shall be made
                                      --------
by the Lenders only in the event and to the extent that the Issuer is not reimbursed in full by the Borrower for interest on the amount of any draw on the Facility Letters of Credit.

(d) At any time after the Issuer has made a payment on account of any Facility Letter of Credit and has received from any other Lender such Lender's pro-rata share of such payment, such Issuer shall, forthwith upon its receipt of any reimbursement (in whole or in part) by the Borrower for such payment, or of any other amount from the Borrower or any other Person in respect of such payment (including, without limitation, any payment of interest or penalty fees and any payment under any collateral account agreement of the Borrower or any Loan Document but excluding any transfer of funds from any other Lender pursuant to Section 2.19.3(b)), transfer to such other Lender such other Lender's ratable
   -----------------
share  of  such  reimbursement  or  other  amount; provided, that interest shall
                                                   --------
accrue for the benefit of such Lender from the time such Issuer has made a payment on account of any Facility Letter of Credit; provided, further, that in
                                                      --------  -------
the event that the receipt by the Issuer of such reimbursement or other amount is found to have been a transfer in fraud of creditors or a preferential payment under the United States Bankruptcy Code or is otherwise required to be returned, such Lender shall promptly return to the Issuer any portion thereof previously transferred by the Issuer to such Lender, but without interest to the extent that interest is not payable by the Issuer in connection therewith.

2.19.4      Procedure  for  Issuance.  Prior  to  the  issuance of each Facility
            ------------------------
Letter of Credit, and as a condition of such issuance, the Borrower shall deliver to the Issuer (with a copy to the Administrative Agent) a Reimbursement Agreement signed by the Borrower, together with such other documents or items as may be required pursuant to the terms thereof, and the proposed form and content of such Facility Letter of Credit shall be reasonably satisfactory to the Issuer. Each Facility Letter of Credit shall be issued no earlier than two (2) Business Days after delivery of the foregoing documents, which delivery may be by the Borrower to the Issuer by telecopy, telex or other electronic means followed by delivery of executed originals within five (5) days thereafter. The documents so delivered shall be in compliance with the requirements set forth in
Section  2.19.1(b),  and  shall  specify  therein  (i)  the stated amount of the
-----------------
Facility Letter of Credit requested, (ii) the effective date of issuance of such requested Facility Letter of Credit, which shall be a Business Day, (iii) the date on which such requested Facility Letter of Credit is to expire, which shall be a Business Day prior to the date five (5) Business Days prior to the Facility Termination Date, (iv) the entity for whose benefit the requested Facility Letter of Credit is to be issued, which shall be the Borrower or a Subsidiary, and (v) the aggregate amount of Facility Letter of Credit Obligations which are outstanding and which will be outstanding after giving effect to the requested Facility Letter of Credit issuance. The delivery of the foregoing documents and information shall constitute an "Issuance Request" for purposes of this Agreement. Subject to the terms and conditions of Section 2.19.1 and provided
                                                     --------------     --------
that  the  applicable  conditions  set  forth  in  Section  4.2 hereof have been
                                                   ------------
satisfied, the Issuer shall, on the requested date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuer's usual and customary business practices. In addition, any amendment of an existing Facility Letter of Credit shall be deemed to be an issuance of a new Facility Letter of Credit and shall be subject to the requirements set forth above. The Issuer shall give the Administrative Agent prompt written notice of the issuance of any Facility Letter of Credit.

2.19.5      Nature  of  the  Lenders' Obligations.  (a)  As between the Borrower
            -------------------------------------
and the Lenders, the Borrower assumes all risks of the acts and omissions of, or misuse of the Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of a Facility Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of a Facility Letter of Credit to comply fully with conditions required to be satisfied by any Person other than the Issuer in order to draw upon such Facility Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (v) errors in the interpretation of technical terms; (vi) the misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Facility Letter of Credit; or (vii) any consequences arising from causes beyond control of the Issuer.

(b) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuer under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Administrative Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to the Issuer or any such Person.

2.19.6      Facility  Letter  of  Credit Fees.  The  Borrower  hereby  agrees to
            ---------------------------------
pay to the Administrative Agent for the account of the Issuer or the Lenders, as applicable, letter of credit fees with respect to each Facility Letter of Credit from and including the date of issuance thereof until the date such Facility Letter of Credit is fully drawn, canceled or expired, (a) for the account of the Issuer, computed at such rate as may be agreed upon between the Issuer and the Borrower, on the aggregate initial face amount of such Facility Letter of Credit payable on the date of issuance, and (b) for the ratable account of the Lenders, equal to (i) in the case of Commercial Letters of Credit, 50% of the Applicable Eurodollar Margin times the aggregate initial face amount of such Commercial Letter of Credit, payable upon the date of issuance thereof, and (ii) in the case of Standby Letters of Credit, the Applicable Eurodollar Margin times the aggregate amount from time to time available to be drawn on such Standby Facility Letter of Credit, calculated with respect to actual days elapsed on the basis of a 360-day year and payable quarterly in arrears on each Payment Date in each year and upon the expiration, cancellation or utilization in full of such Facility Letter of Credit. In addition to the foregoing, the Borrower agrees to pay the Issuer any other fees customarily charged by it in respect of Letters of Credit issued by it.

2.20.    Extension  of  Facility  Termination Date.  The Borrower may request an
         -----------------------------------------
extension of the Facility Termination Date by submitting a request for an extension to the Administrative Agent (an "Extension Request") no more than 60 days but no less than 40 days prior to the then effective Facility Termination Date. The Extension Request must specify the new Facility Termination Date requested by the Borrower and the date (which must be at least 30 days after the Extension Request is delivered to the Administrative Agent) as of which the Lenders must respond to the Extension Request (the "Extension Date"). The new Facility Termination Date shall be no more than 364 days after the Extension Date, including the Extension Date as one of the days in the calculation of the days elapsed. Promptly upon receipt of an Extension Request, the Administrative Agent shall notify each Lender of the contents thereof and shall request each

Lender to approve the Extension Request. Each Lender may, in its sole discretion, elect to approve or deny such Extension Request. Failure of a Lender to respond to an Extension Request by the Extension Date shall be deemed a refusal to approve such Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than the Extension Date. Any consent delivered by a Lender to the Administrative Agent prior to the Extension Date may be revoked prior to the Extension Date by the Lender giving written notice of such revocation to the Administrative Agent before the Extension Date. If the consent of each of the Lenders is received by the Administrative Agent and remains in effect on the Extension Date, the Facility Termination Date specified in the Extension Request shall become effective on the Extension Date and the Administrative Agent shall promptly notify the Borrower and each Lender of the new Facility Termination Date. Otherwise, the then effective Facility Termination Date shall be unchanged. In no event shall the Borrower be entitled to seek or obtain more than two extensions pursuant to this Section 2.20.
      -------------

                                   ARTICLE  III

                             CHANGE IN CIRCUMSTANCES
                             -----------------------

3.1.     Yield  Protection.  If,  after  the date hereof, the adoption of or any
         -----------------
change in any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

(a) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of any Lender or applicable Lending Installation imposed by the jurisdiction in which such Lender or Lending Installation is incorporated or has its principal place of business), or changes (excluding increases in the income tax rates imposed by the jurisdiction in which the applicable Lender or Lending Installation is incorporated or has its principal place of business) the basis of taxation of principal, interest or any other payments to any Lender or Lending Installation in respect of its Loans, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

(b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Eurodollar Advances), or

(c) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining Loans or issuing Facility Letters of Credit or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with any Loans or Facility Letters of Credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of Loans held, Facility Letters of Credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or resulting in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, its interest in the Facility Letters of Credit and its Commitment.

3.2.     Changes  in  Capital  Adequacy Regulations.  If a Lender determines the
         ------------------------------------------
amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its interest in the Facility Letters of Credit or its obligation to make Loans or participate in or issue Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (a)
                                                               ------
any change after the date of this Agreement in the Risk-Based Capital Guidelines, or (b) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (a) the
                            -------------------------------
risk-based capital guidelines in effect in the United States on the date of this Agreement and (b) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices entitled "International Convergence of Capital Measurements and Capital Standards" and any amendments to such regulations adopted prior to the date of this Agreement.

3.3.     Availability  of  Types  of  Advances.  If  any  Lender determines that
         -------------------------------------
maintenance of its Eurodollar Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if the Required Lenders determine that (a) deposits of a type and maturity appropriate to match fund Eurodollar Advances are not available, or (b) the interest rate applicable to a Type of Advance does not accurately or fairly reflect the cost of making or maintaining such Advance, then the Administrative Agent shall suspend the availability of the affected Type of Advance until such circumstance no longer exists and require any Eurodollar Advances of the affected Type to be repaid.

3.4.     Funding  Indemnification.  If  any  payment  of a Eurodollar Advance or
         ------------------------
Swing Line Advance bearing interest at the Alternate Swing Line Rate occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or any such Advance is not made on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify the Administrative Agent and each Lender for any loss or cost incurred by it resulting therefrom, including, without limitation, any loss or cost in liquidating or employing deposits acquired to fund or maintain such Advance.

3.5.     Lender  Statements;  Survival  of  Indemnity.  To the extent reasonably
         --------------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid the unavailability of a Type of
               -------------     ---
Advance under Section 3.3, so long as such designation is not disadvantageous to
              -----------
such Lender. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Administrative Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set forth
                -----------  ---    ---
in reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan shall be calculated as though each Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of the written statement. The obligations of the Borrower under Sections 3.1,
                                                                   ------------
3.2  and  3.4  shall  survive payment of the Obligations and termination of this
---       ---
Agreement.

                                  ARTICLE  IV

                              CONDITIONS PRECEDENT
                              --------------------

4.1.     Initial Loans and Facility Letters of Credit.  The Lenders shall not be
         --------------------------------------------
required to make the initial Advances hereunder and the Issuer shall not be required to issue any Facility Letter of Credit hereunder unless the Borrower has furnished the following to the Administrative Agent with sufficient copies for the Lenders and the other conditions set forth below have been satisfied, in each case on or before October 31, 2001:

(a)     Charter  Documents;  Good  Standing  Certificates.  Copies  of  the
        -------------------------------------------------
certificate of incorporation of the Borrower, together with all amendments and other modifications thereto, certified by the appropriate governmental officer in its jurisdiction of incorporation, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Administrative Agent.

(b)     By-Laws  and  Resolutions.  Copies,  certified  by  the  Secretary  or
        -------------------------
Assistant Secretary of the Borrower, of its by-laws and of its Board of Directors' resolutions authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party.

(c)     Secretary's  Certificate.  An  incumbency  certificate,  executed by the
        ------------------------
Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officers of the Borrower authorized to sign the Loan Documents and to make borrowings hereunder, upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

(d)     Officer's  Certificate.  A certificate, dated the date hereof, signed by
        ----------------------
an Authorized Officer of the Borrower, in form and substance satisfactory to the Administrative Agent, to the effect that: (i) on the initial Borrowing Date (both before and after giving effect to the making of any Loans (or issuance of any Facility Letters of Credit hereunder) no Default or Unmatured Default has occurred and is continuing; (ii) no injunction or temporary restraining order which would prohibit the making of any Loans (or issuance of any Facility Letters of Credit) or other litigation which could reasonably be expected to have a Material Adverse Effect is pending or, to the best of such Person's knowledge, threatened; (iii) each of the representations and warranties set forth in Article V of this Agreement is true and correct on and as of the
           ----------
initial Borrowing Date; and (iv) since June 30, 2001, no event or change has occurred that has caused or evidences a Material Adverse Effect.

(e)     Legal  Opinions.  A  written opinion of  R. W. Lockwood, General Counsel
        ---------------
for the Borrower and the Guarantors, addressed to the Administrative Agent and the Lenders in the form of Exhibit I attached hereto.
                                 ----------

(f)     Notes.  Notes  payable to the order of each of the Lenders duly executed
        -----
by  the  Borrower.

(g)     Loan  Documents.  Executed  originals  of this Agreement and each of the
        ---------------
Loan Documents, which shall be in full force and effect, together with all schedules, exhibits, certificates, instruments, opinions, documents and financial statements required to be delivered pursuant hereto and thereto.

(h)     Letters  of Direction.  Written money transfer instructions with respect
        ---------------------
to Advances in form and substance acceptable to the Administrative Agent and its counsel addressed to the Administrative Agent and signed by an Authorized Officer, together with such other related money transfer authorizations as the Administrative Agent may have reasonably requested.

(i)     Guarantor  Charter Documents; Good Standing Certificates.  Copies of the
        --------------------------------------------------------
articles or certificates of incorporation of each Guarantor, together with all amendments thereto, both certified by the Secretary or Assistant Secretary of such Guarantor, together with a good standing certificate issued by the Secretary of State of the jurisdiction of its incorporation and such other jurisdictions as shall be requested by the Administrative Agent.

(j)     Guarantor  By-Laws  and Resolutions.  Copies, certified by the Secretary
        -----------------------------------
or Assistant Secretary of each Guarantor, of its by-laws and Board of Directors' resolutions of such Guarantor (and resolutions of other bodies, if any are deemed necessary by counsel for the Administrative Agent) authorizing the execution, delivery and performance of the Loan Documents to which each such Guarantor is a party.

(k)     Guarantor  Secretary's Certificate.  An incumbency certificate, executed
        ----------------------------------
by the Secretary or Assistant Secretary of each Guarantor, which shall identify by name and title and bear the signature of the officers of such Guarantor authorized to sign the Loan Documents upon which certificate the Administrative Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower.

(l)     Termination  of Existing Credit Agreements.  Each of the Existing Credit
        ------------------------------------------
Agreements shall have terminated and all outstanding obligations thereunder shall be paid in full and all commitments thereunder shall have terminated, and the Administrative Agent shall have received executed payoff letters evidencing the same.

(m)     Other.  Such  other documents as the Administrative Agent, any Lender or
        -----
their  counsel  may  have  reasonably  requested.

4.2.     Each  Future  Advance and Facility Letter of Credit.  The Lenders shall
         ---------------------------------------------------
not be required to make any Advance and the Issuer shall not be obligated to issue any future Facility Letter of Credit unless on the applicable Borrowing
Date:

(a) There exists no Default or Unmatured Default and none would result from such Advance or issuance of such Facility Letter of Credit;

(b)     The  representations  and warranties contained in Article V are true and
                                                          ---------
correct  as  of  such  Borrowing  Date;

(c) A Borrowing Notice or Issuance Request, as applicable, shall have been properly submitted; and

(d) All legal matters incident to the making of such Advance or issuance of such Facility Letter of Credit shall be satisfactory to the Lenders and their counsel.

     Each Ratable Borrowing Notice and Competitive Bid Quote Request with respect to each such Advance and each Issuance Request with respect to each such Facility Letter of Credit shall constitute a representation and warranty by the Borrower that the conditions contained in Section 4.2 have been satisfied. Any
                                           -----------
Lender may require a duly completed compliance certificate in substantially the form of Exhibit G hereto as a condition to making an Advance or issuing a
          ----------
Facility  Letter  of  Credit.

                                 ARTICLE  IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrower represents and warrants to the Administrative Agent and the Lenders that:

5.1.     Corporate  Existence  and  Standing.  The  Borrower  and  each Material
         -----------------------------------
Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified and in good standing as a foreign corporation and is duly authorized to conduct its business in each jurisdiction in which its business is conducted or proposed to be conducted except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect.

5.2.     Authorization  and  Validity.  The Borrower and each Guarantor have all
         ----------------------------
requisite power and authority (corporate and otherwise) and legal right to execute and deliver (or file, as the case may be) each of the Loan Documents to which it is a party and to perform its obligations thereunder. The execution and delivery (or filing, as the case may be) by the Borrower and each Guarantor of the Loan Documents to which it is a party and the performance of their respective obligations thereunder have been duly authorized by proper corporate proceedings and the Loan Documents constitute legal, valid and binding obligations of the Borrower or such Guarantor, as applicable, enforceable against the Borrower or such Guarantor, as applicable, in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

5.3.     Compliance  with Laws and Contracts.  The Borrower and its Subsidiaries
         -----------------------------------
have complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective properties, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Neither the execution and delivery by the Borrower or any Guarantor of the Loan Documents to which it is a party, the application of the proceeds of the Loans and the Facility Letters of Credit, the consummation of any transaction contemplated in the Loan Documents, nor compliance with the provisions of the Loan Documents will, or at the relevant time did, (a) violate any law, rule, regulation (including Regulation T, Regulation U and Regulation
X), order, writ, judgment, injunction, decree or award binding on the Borrower or any Subsidiary or the Borrower's or any Subsidiary's charter, articles or certificate of incorporation or by-laws, (b) violate the provisions of or require the approval or consent of any party to any indenture, instrument or agreement to which the Borrower or any Subsidiary is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien (other than Liens permitted by, the Loan Documents) in, of or on the property of the Borrower or any Subsidiary pursuant to the terms of any such indenture, instrument or agreement, or (c) require any consent of the stockholders of any Person.

5.4.     Governmental  Consents.  No  order,  consent,  approval, qualification,
         ----------------------
license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of, Governmental Authority, or any subdivision thereof, any securities exchange or other Person is or at the relevant time was required to authorize, or is or at the relevant time was required in connection with the execution, delivery, consummation or performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents, the application of the proceeds of the Loans or the Facility Letters of Credit or any other transaction contemplated in the Loan Documents.

5.5.     Financial Statements.  The Borrower has heretofore furnished to each of
         --------------------
the Lenders (a) the September 30, 2000 audited consolidated financial statements of the Borrower and its Subsidiaries, and (b) the unaudited consolidated financial statements of the Borrower and its Subsidiaries through June 30, 2001 (collectively, the "Financial Statements"). Each of the Financial
                                  --------------------
Statements was prepared in accordance with Agreement Accounting Principles and fairly presents the consolidated financial condition and operations of the Borrower and its Subsidiaries at such dates and the consolidated results of their operations for the respective periods then ended (except, in the case of such unaudited statements, for normal year-end audit adjustments).

5.6.     Material Adverse Change.  Since June 30, 2001, there has been no change
         -----------------------
from that reflected in the Financial Statements, in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries taken as a whole which could reasonably be expected to have a Material Adverse Effect.

5.7.     Taxes.  The  Borrower  and  its Subsidiaries have filed or caused to be
         -----
filed in correct form all United States federal and applicable foreign, state and local tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with Agreement Accounting Principles and as to which no Lien exists. No tax liens have been filed and no claims are being asserted with respect to any such taxes which could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are in accordance with Agreement Accounting Principles.

5.8.     Litigation  and  Contingent  Obligations.  There  is  no  litigation,
         ----------------------------------------
arbitration,  proceeding,  inquiry  or  governmental  investigation  (including, without limitation, by the Federal Trade Commission) pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any Subsidiary or any of their respective Properties which could reasonably be expected to have a Material Adverse Effect or to prevent, enjoin or unduly delay the making of the Loans or the issuance of Facility Letters of Credit under this Agreement. Neither the Borrower nor any Subsidiary has any material Contingent Obligations except as set forth on Schedule 5.8.
                                                               -------------

5.9.     Subsidiaries  and  Capitalization.  Schedule  5.9  hereto  contains  an
         ---------------------------------   -------------
accurate list of all of the existing Subsidiaries as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and are free and clear of all Liens, other than the Liens created by the Loan Documents. No authorized but unissued or treasury shares of capital stock of the Borrower or any Subsidiary are subject to any option, warrant, right to call or commitment of any kind or character. Except as set forth on Schedule 5.9, neither the Borrower nor any Subsidiary has any
           -------------
outstanding stock or securities convertible into or exchangeable for any shares of its capital stock, or any right issued to any Person (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to any of its capital stock or any stock or securities convertible into or exchangeable for any of its capital stock other than as expressly set forth in the certificate or articles of incorporation of the Borrower or such Subsidiary. Neither the Borrower nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any convertible securities, rights or options of the type described in the preceding sentence except as otherwise set forth on Schedule 5.9. Except as set forth on
                                           ------------
Schedule  5.9, as of the date hereof the Borrower does not own or hold, directly
-------------
or indirectly, any capital stock or equity security of, or any equity or partnership interest in any Person other than such Subsidiaries and Vail Resorts, Inc.

5.10.     ERISA.  Each  of  the Borrower and each member of the Controlled Group
          -----
has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to any Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect. Each Plan complies in all respects with all applicable requirements of law and regulations, except where the failure to so comply could not reasonably be expected to cause the relevant Plan to become disqualified under the Code. Neither the Borrower nor any member of the Controlled Group has, with respect to any Plan, failed to make any contribution or pay any amount required under Section 412 of the Code or Section 302 of ERISA or the terms of such Plan. There are no pending or, to the knowledge of the Borrower, threatened claims, actions, investigations or lawsuits against any Plan, any fiduciary thereof, or the Borrower or any member of the Controlled Group with respect to a Plan which could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or Section 406 of ERISA) in connection with any Plan which would subject such Person to any material liability. Within the last five years neither the Borrower nor any member of the Controlled Group has engaged in a transaction which resulted in a Single Employer Plan with an Unfunded Liability being transferred out of the Controlled Group. No Termination Event has occurred or is reasonably expected to occur with respect to any Plan which is subject to Title IV of ERISA.

5.11.     Defaults.  No  Default  or  Unmatured  Default  has  occurred  and  is
          --------
continuing.

5.12.     Federal  Reserve Regulations.  Neither the Borrower nor any Subsidiary
          ----------------------------
is engaged, directly or indirectly, principally, or as one of its important activities, in the business of extending, or arranging for the extension of, credit for the purpose of purchasing or carrying Margin Stock. Neither the making of any Advance or issuance of any Facility Letters of Credit hereunder, the use of the proceeds thereof, will violate or be inconsistent with the provisions of Regulation T, Regulation U or Regulation X. Following the application of the proceeds of the Loans, less than 25% of the value (as determined by any reasonable method) of the assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder taken as a whole have been, and will continue to be, represented by Margin Stock.

5.13.     Investment  Company;  Public Utility Holding Company Act.  Neither the
          --------------------------------------------------------
Borrower nor any Subsidiary is, or after giving effect to any Advance will be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

5.14.     Certain  Fees.  Other  than as disclosed on Schedule 5.14, no broker's
          -------------                               -------------
or finder's fee or commission was, is or will be payable by the Borrower or any Subsidiary with respect to the transactions contemplated by this Agreement. The Borrower hereby agrees to indemnify the Administrative Agent and the Lenders against and agrees that it will hold each of them harmless from any claim, demand or liability for broker's or finder's fees or commissions alleged to have been incurred by the Borrower in connection with any of the transactions contemplated by this Agreement and any expenses (including, without limitation, attorneys' fees and time charges of attorneys for the Administrative Agent or any Lender, which attorneys may be employees of the Administrative Agent or any Lender) arising in connection with any such claim, demand or liability.

5.15.     Solvency.  As  of  the  date  hereof,  after  giving  effect  to  the
          --------
consummation of the transactions contemplated by the Loan Documents and the payment of all fees, costs and expenses payable by the Borrower or its Subsidiaries with respect to the transactions contemplated by the Loan Documents, each of the Borrower and each Guarantor is Solvent.

5.16.     Ownership of Properties.  Except as set forth on Schedule 5.16 hereto,
          -----------------------                          -------------
the Borrower and its Subsidiaries have a subsisting leasehold interest in, or good and marketable title, free of all Liens, other than those permitted by
Section 6.17 or by any of the other Loan Documents, to all of the properties and
------------
assets reflected in the Financial Statements as being owned by it, except for assets sold, transferred or otherwise disposed of in the ordinary course of business since the date thereof. There are no actual, threatened or alleged defaults with respect to any leases of real property under which the Borrower or any Subsidiary is lessee or lessor which could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries own or possess rights to use all material licenses, patents, patent applications, copyrights, service marks, trademarks and trade names necessary to continue to conduct their business as heretofore conducted, and no such license, patent or trademark has been declared invalid, been limited by order of any court or by agreement or is the subject of any infringement, interference or similar proceeding or challenge, except for proceedings and challenges which could not reasonably be expected to have a Material Adverse Effect.

5.17.     Indebtedness.  Attached  hereto  as  Schedule  5.17  is a complete and
          ------------                         --------------
correct list of all Indebtedness of the Borrower and its Subsidiaries outstanding on the date of this Agreement (other than Indebtedness in a principal amount not exceeding $100,000 for a single item of Indebtedness and $500,000 in the aggregate for all such Indebtedness listed), showing the aggregate principal amount which was outstanding on such date.

5.18.     Subordinated Indebtedness.  The principal of and interest on the Notes
          -------------------------
and all other Obligations will constitute "senior debt" as that or any similar term is or may be used in any other instrument evidencing or applicable to any Subordinated Indebtedness of the Borrower.

5.19.     Employee  Controversies.  There  are  no  strikes,  work  stoppages or
          -----------------------
controversies pending or threatened between the Borrower or any Subsidiary and any of its employees, other than strikes, work stoppages or controversies arising in the ordinary course of business, which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.20.     Material  Agreements.  Neither  the  Borrower  nor any Subsidiary is a
          --------------------
party to any agreement or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect or which restricts or imposes conditions upon the ability of the Borrower or any Subsidiary to (a) pay dividends or make other distributions on its capital stock (b) make loans or advances to the Borrower, (c) repay loans or advances from Borrower or (d) grant Liens to the Administrative Agent to secure the Obligations. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party, which default could reasonably be expected to have a Material Adverse Effect.

5.21.     Environmental  Laws.  The  Borrower and its Material Subsidiaries each
          -------------------
conduct in the ordinary course of business a review of the effects of then existing Environmental Laws and then existing Environmental Claims on its business, condition (financial and other), results of operations and Property, and as a result thereof the Borrower and its Material Subsidiaries have reasonably concluded that the application of such Environmental Laws and the existence of such Environmental Claims, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.22.     Insurance.  The  Borrower  and  its  Subsidiaries  maintain  with
          ---------
financially sound and reputable insurance companies insurance on their Property in such amounts and covering such risks as is consistent with sound business practice.

5.23.     Disclosure.  None  of  the  (a)  information,  exhibits  or  reports
          ----------
furnished or to be furnished by the Borrower or any Subsidiary to the Administrative Agent or to any Lender in connection with the negotiation of the Loan Documents, or (b) representations or warranties of the Borrower or any Subsidiary contained in this Agreement, the other Loan Documents or any certificate or other written information furnished to the Administrative Agent or the Lenders by or on behalf of the Borrower or any Subsidiary pursuant to a request from the Administrative Agent or the Lenders permitted hereunder and for use in connection with the transactions contemplated by this Agreement, contained, contains or will contain any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. The pro forma financial information contained in such materials is based upon good faith estimates and assumptions believed by the Borrower to be reasonable at the time made. There is no fact known to the Borrower (other than matters of a general economic nature) that has had or could reasonably be expected to have a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and other written information furnished to the Lenders for use in connection with the transactions contemplated by this Agreement.

                                    ARTICLE VI

                                    COVENANTS
                                    ---------

     During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

6.1.     Financial  Reporting.  The  Borrower will maintain, for itself and each
         --------------------
Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied, and furnish to the Lenders:

(a) As soon as practicable and in any event within 95 days after the close of each of its Fiscal Years, an unqualified audit report certified by independent certified public accountants, acceptable to the Lenders, prepared in accordance with Agreement Accounting Principles on a consolidated and consolidating basis (consolidating statements need not be certified by such accountants) for itself and its Subsidiaries, including balance sheets as of the end of such period and related statements of income, retained earnings and cash flows (but not consolidating statements of retained earnings or cash flows) accompanied by a certificate of said accountants that, in the course of the examination necessary for their certification of the foregoing, they have obtained no knowledge of Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

(b) As soon as practicable and in any event within 50 days after the close of the first three Fiscal Quarters of each of its Fiscal Years, for itself and its Subsidiaries, consolidated and consolidating unaudited balance sheets as at the close of each such period and consolidated and consolidating statements of income, retained earnings and cash flows (but not consolidating statements of retained earnings or cash flows)for the period from the beginning of such Fiscal Year to the end of such quarter, all certified by an Authorized Officer.

(c) As soon as available, but in any event not later than the last Business Day in November of each year, a copy of the plan and forecast of the Borrower, and its Subsidiaries for the next Fiscal Year organized by individual lines of business (including a projected consolidated and consolidating balance sheet, income statement and funds flow statement).

(d)     Together  with  the financial statements required by clauses (a) and (b)
                                                             -----------     ---
above,  a  compliance  certificate in substantially the form of Exhibit G hereto
                                                                ---------
signed by an Authorized Officer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

(e) Within 270 days after the close of each Fiscal Year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

(f) As soon as possible and in any event within 10 days after the Borrower knows that any Termination Event has occurred with respect to any Plan, a statement, signed by the chief financial officer, treasurer or controller of the Borrower, describing said Termination Event and the action which the Borrower proposes to take with respect thereto.

(g) As soon as possible and in any event within 10 days after the Borrower learns thereof, notice of the assertion or commencement of any claims, action, suit or proceeding against or affecting the Borrower or any Subsidiary which could reasonably be expected to have a Material Adverse Effect.

(h) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

(i) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

(j) Such other information (including non-financial information) as the Administrative Agent or any Lender may from time to time reasonably request.

6.2.     Use of Proceeds.  The Borrower will, and will cause each Subsidiary to,
         ---------------
use the proceeds of the Advances to meet the general corporate and working capital needs of the Borrower and its Subsidiaries, including the making of stock redemptions and repurchases, dividends on its capital stock, Investments and non-hostile Purchases, all as permitted hereunder. The Borrower will not, nor will it permit any Subsidiary to, use any of the proceeds of the Advances or any Facility Letter of Credit to purchase or carry any "margin stock" (as defined in Regulation U) or to finance the Purchase of any Person which has not been approved and recommended by the board of directors (or functional equivalent thereof) of such Person.

6.3.     Notice  of Default.  The Borrower will give prompt notice in writing to
         -------------------
the Lenders of the occurrence of (a) any Default or Unmatured Default and (b) of any other event or development, financial or other, relating specifically to the Borrower or any of its Subsidiaries (and not of a general economic or political nature) which could reasonably be expected to have a Material Adverse Effect.

6.4.     Conduct of Business.  The Borrower will, and will cause each Subsidiary
         -------------------
     to, carry on and conduct its business in substantially the same manner as is presently conducted or in other consumer products markets and the manufacturing of ingredients therefor, and to do all things necessary to remain duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to maintain such authority could not reasonably be expected to have a Material Adverse Effect.

6.5.     Taxes.  The  Borrower  will,  and will cause each Subsidiary to, timely
         -----
file complete and correct United States federal and applicable foreign, state and local tax returns required by applicable law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

6.6.     Insurance.  The  Borrower  will,  and  will  cause  each Subsidiary to,
         ---------
maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice for similarly situated businesses in the industries in which the Borrower and its Subsidiaries operate, and the Borrower will furnish to the Administrative Agent and any Lender upon request full information as to the insurance carried.

6.7.     Compliance  with  Laws.  The  Borrower  will,  and  will  cause  each
         ----------------------
Subsidiary to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

6.8.     Maintenance  of  Properties.  The  Borrower  will,  and will cause each
         ---------------------------
Subsidiary to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.9.     Inspection.  The  Borrower  will,  and  will  cause each Subsidiary to,
         ----------
permit the Administrative Agent and the Lenders, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as the Lenders may designate. The Borrower shall reimburse the Administrative Agent and the Lenders for any costs and expenses incurred in connection with any such inspection, examination or copies made during the pendency of a Default. The Borrower will keep or cause to be kept, and cause each Subsidiary to keep or cause to be kept, appropriate records and books of account in which complete entries are to be made reflecting its and their business and financial transactions, such entries to be made in accordance with Agreement Accounting Principles consistently applied.

6.10.     Capital  Stock  and  Dividends.  The  Borrower  will  not, nor will it
          ------------------------------
permit any Subsidiary to issue or have outstanding any preferred stock, other than preferred stock not having mandatory redemption, retirement and other repurchase dates commencing less than 91 days after the Facility Termination Date then in effect.

6.11.     Indebtedness.  The  Borrower  will  not,  nor  will  it  permit  any
          ------------
Subsidiary  to,  create,  incur  or  suffer  to  exist any Indebtedness, except:

(a)     the  Loans;

(b)     Indebtedness existing on the date hereof and described in Schedule 5.17;
                                                                  -------------

(c)     Contingent  Obligations  permitted  by  Section  6.16;
                                                -------------

(d)     Rate-Hedging  Obligations  incurred  in the ordinary course of business;

(e) Indebtedness arising in connection with the Accounts Receivable Financing Program; and

(f) other Indebtedness so long as immediately after giving effect to the incurrence of such Indebtedness, the Borrower is in compliance with the financial covenants set forth in Section 6.24.
                                      -------------

6.12.     Merger.  The  Borrower will not, nor will it permit any Subsidiary to,
          ------
merge or consolidate with or into any other Person, except that (a) a Wholly-Owned Subsidiary may merge into the Borrower or any Wholly-Owned Subsidiary of the Borrower, (b) the Borrower or any Subsidiary may merge or consolidate with any other Person so long as the Borrower or such Subsidiary is the continuing or surviving corporation and, prior to and after giving effect to such merger or consolidation, no Default or Unmatured Default shall exist, and (c) any Subsidiary may enter into a merger or consolidation as a means of effecting a disposition permitted by Section 6.13.
                                          -------------

6.13.     Sale  of  Assets.  The  Borrower  will  not,  nor  will  it permit any
          ----------------
Subsidiary to, lease, sell, transfer or otherwise dispose of its Property to any other Person except for (a) sales of inventory or unused or obsolete equipment in the ordinary course of business, and (b) leases, sales, transfers or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold, transferred or otherwise disposed of (other than inventory or unused or obsolete equipment sold in the ordinary course of business and accounts receivables transactions permitted by Section 6.14) as permitted by this Section 6.13 since the date
               -------------                         ------------
hereof, do not constitute a Substantial Portion of the Property of Borrower and its Subsidiaries.

6.14.     Sale  of  Accounts.  The  Borrower  will  not,  nor will it permit any
          ------------------
Subsidiary to, sell or otherwise dispose of any notes receivable or accounts receivable, with or without recourse, except that the Borrower or any Subsidiary may sell or otherwise grant an interest in its accounts receivable to other Persons, in each case pursuant to an Accounts Receivable Financing Program; provided, however, that any such sales or granting of interests in accounts
--------   -------
receivable shall, for all purposes of this Agreement, and regardless of the treatment thereof by the Borrower on its financial statements, be deemed an incurrence of Indebtedness.

6.15.     Investments  and Purchases.  The Borrower will not, nor will it permit
          --------------------------
any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to, and other Investments in, Subsidiaries), or commitments therefor, or to create any Subsidiary or to become or remain a partner in any partnership or joint venture, or to make any Purchases, except:

(a) Short-term obligations of, or fully guaranteed by, the United States of America and short-term obligations of United States government agencies;

(b)     Commercial paper rated A-1 or better by S&P or P-1 or better by Moody's;

(c) Demand deposit and money market bank accounts maintained in the ordinary course of business with Initial Lenders or with commercial banks which are members of the Federal Deposit Insurance Corporation;

(d) Bankers acceptances and certificates of deposit issued by and time deposits with Initial Lenders or with commercial banks (whether domestic or foreign) rated B or better by Thomson, A or better by S&P or A2 or better by Moody's;

(e) Repurchase agreements with Initial Lenders or with commercial banks (whether domestic or foreign) rated B or better by Thomson, A or better by S&P or A2 or better by Moody's, so long at least 102% of the principal amount of each repurchase agreement is collateralized by obligations of, or fully guaranteed by, the United States of America or by commercial paper rated A-1 or better by S&P or P-1 or better by Moody's;

(f) Loan participations and master notes with corporations rated A-1 or better by S&P or P-1 or better by Moody's and with Initial Lenders or with commercial banks rated B or better by Thomson, A or better by S&P or A2 or better by Moody's;

(g) Money market preferred stock accounts in corporations rated A or better by S&P or A2 or better by Moody's or in other corporations so long as such Investments are secured by Letters of Credit issued by Initial Lenders or by commercial banks rated B or better by Thomson, A or better by S&P or A2 or better by Moody's;

(h)     Existing  Investments  in  Subsidiaries  and  additional  Investments in
Guarantors;

(i)     Other  Investments  in  existence  on  the  date hereof and described in
Schedule  6.15  hereto;
--------------

(j) Other Investments in Persons or Subsidiaries which are not Guarantors (including, without limitation, (i) any Investment in a joint venture and (ii) the creation of and the Investment in any Subsidiary that is not a Guarantor) in an aggregate amount not exceeding $20,000,000;

(k) Investments in, and the creation of, any special purpose Subsidiary created for the purpose of entering into the Accounts Receivable Financing Program;

(l) Additional equity Investments in Vail Resorts, Inc. necessary to permit the Borrower to retain equity accounting treatment for such Investment;

(m) (i) Non-hostile Purchases in the same line of business or related or ancillary businesses as the Borrower (including but not limited to consumer packaged goods), not exceeding $50,000,000 in the case of any single Purchase or series of related Purchases, provided that (A) there shall exist no Default or
                               --------
Unmatured Default either immediately before or immediately after giving effect to any such Purchase and (B) the pro forma Leverage Ratio calculated after giving effect to such transaction for the most recent period of four consecutive Fiscal Quarters for which financial statements have been furnished or are due pursuant to Section 6.1 (treating such Purchase as having occurred on the first
             -----------
day of such four-quarter period) does not exceed 2.75:1, or (ii) non-hostile Purchases in the same line of business or related or ancillary businesses as the Borrower (including but not limited to consumer packaged goods), in excess of $50,000,000 in the case of any single Purchase or series of related Purchases, provided that (A) there shall exist no Default or Unmatured Default either
--------
immediately before or immediately after giving effect to any such Purchases, (B) the representations and warranties contained in Article V are true and correct
                                                  ---------
both immediately before and immediately after giving effect to any such Purchases, and (C) the Borrower submits pro forma financial statements for the most recent period of four consecutive Fiscal Quarters for which financial statements have been furnished or are due pursuant to Section 6.1 and a
                                                               -----------
certificate executed by an Authorized Officer of the Borrower prior to closing any such transaction showing that the pro forma Leverage Ratio calculated after giving effect to such transaction (treating such Purchase as having occurred on the first day of such four-quarter period) does not exceed 2.75:1; and

(n) United States mutual funds that invest solely in any of the Investments described in subsections (a) through (g) above.

6.16.     Contingent Obligations.  The Borrower will not, nor will it permit any
          ----------------------
Subsidiary to, make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary), except (a) by endorsement of instruments for deposit or collection in the ordinary course of business, (b) the Subsidiary Guaranty and
(c)  the  Ralston  Obligations.

6.17.     Liens.  The  Borrower  will not, nor will it permit any Subsidiary to,
          -----
create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

(a) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books;

(b) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure the payment of obligations not more than 60 days past due or which are being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

(c) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

(d) Liens arising out of good faith deposits in connection with or to secure performance of statutory obligations, surety and appeal bonds, government contracts, leases otherwise permitted hereunder, performance and return of money bonds and other similar obligations incurred in the ordinary course of business;

(e) Easements, minor defects or irregularities in title, building restrictions and such other encumbrances or charges against real property, all of which as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or the Subsidiaries;

(f)     Liens existing on the date hereof and described in Schedule 6.17 hereto,
                                                           -------------
including extensions, renewals and replacements thereof in whole or in part, so long as the principal amount of the Indebtedness secured thereby at the time of such extension, renewal or replacement is limited to all or any part of the Property (including improvements thereon) securing the Lien so extended, renewed or replaced;

(g) Liens on the Property of a Subsidiary of the Borrower and exclusively securing Indebtedness of such Subsidiary to the Borrower or any Guarantor;

(h) Liens of purchasers or providers of financing under an Accounts Receivable Financing Program in accordance with Section 6.14 herein; and
                                                      -------------

(i) Other Liens securing aggregate principal Indebtedness at no time exceeding $25,000,000.

6.18.     Lease  Rentals.  The  Borrower  will  not,  nor  will  it  permit  any
          --------------
Subsidiary to, create, incur or suffer to exist obligations for Rentals in excess of $30,000,000 during any one Fiscal Year on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries.

6.19.     Affiliates.  The Borrower will not, and will not permit any Subsidiary
          ----------
to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except (a) in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction, (b) transactions among the Borrower and Guarantors and (c) in connection with the Accounts Receivable Financing Program.

6.20.     Subordinated Indebtedness; Other Indebtedness.  The Borrower will not,
          ---------------------------------------------
and will not permit any Subsidiary to, make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness.

6.21.     Environmental Matters.  The Borrower shall and shall cause each of its
          ---------------------
Material Subsidiaries to conduct in the ordinary course of its business reviews of the effects of then existing Environmental Laws and then existing Environmental Claims on its business, condition (financial and other), results of operations and Property and to take all actions required by such Environmental Laws and in respect of such Environmental Claims, except where the failure to so act could not reasonably be expected to have a Material Adverse Effect.

6.22.     Change  in  Corporate Structure; Fiscal Year.  The Borrower shall not,
          --------------------------------------------
nor shall it permit any Subsidiary to, (a) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Lenders or (b) change its Fiscal Year to end on any date other than September 30 of each year.

6.23.     Inconsistent  Agreements.  The Borrower shall not, nor shall it permit
          ------------------------
any Subsidiary to, enter into any indenture, agreement, instrument or other arrangement which, (a) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence of the Obligations, the granting of Liens to secure the Obligations (other than agreements by the Borrower that it will grant Liens to secure any Rate Hedging Obligations to the same extent as, and pari passu with, any Liens granted to secure the Obligations), the provision of the Subsidiary Guaranty, the amending of the Loan Documents or the ability of any Subsidiary (other than a special purpose Subsidiary created for the purpose of entering into the Accounts Receivable Financing Program) to (i) pay dividends or make other distributions on its capital stock, (ii) make loans or advances to the Borrower or (iii) repay loans or advances from the Borrower or (b) contains any provision which would be violated or breached by the making of Advances, by the issuance of Facility Letters of Credit or by the performance by the Borrower or any Subsidiary of any of its obligations under any Loan Document.

6.24.     Financial  Covenants.  The  Borrower  on a consolidated basis with its
          --------------------
Subsidiaries  shall:

6.24.1.  Adjusted  Net  Worth.  At  all  times  after  the date hereof, maintain
         --------------------
a minimum Adjusted Net Worth at least equal to the sum of (a) 75% of Adjusted Net Worth determined for the Borrower and its Subsidiaries as of June 30, 2001 based on financial information received by the Administrative Agent from the Borrower, plus (b) the sum of all cash proceeds (net of related costs, expenses,
          ----
fees and taxes) received by the Borrower or any Subsidiary of the Borrower from the issuance of its capital stock, plus (c) for each Fiscal Quarter ending after
                                   ----
the date hereof and prior to the time of determination, 50% of the Borrower's positive Adjusted Net Income for such Fiscal Quarter.

6.24.2.  Leverage  Ratio.  As  of  the  end  of  each Fiscal Quarter, maintain a
         ---------------
Leverage  Ratio  of  not  more  than  3.00:1.00

6.24.3.  Interest  Expense  Coverage  Ratio.  As  of the end of each four Fiscal
         ----------------------------------
Quarters ending after the date hereof, maintain an Interest Expense Coverage Ratio of not less than 3.00:1.00

6.25.     ERISA  Compliance.
          -----------------

With  respect  to  any Plan, neither the Borrower nor any Subsidiary shall:

(a) engage in any "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code in excess of $10,000,000 could be imposed;

(b) permit the occurrence of any Termination Event which could result in a liability to the Borrower or any other member of the Controlled Group in excess of $10,000,000; or

(c) permit the establishment or amendment of any Plan or fail to comply with the applicable provisions of ERISA and the Code with respect to any Plan which could result in liability to the Borrower or any other member of the Controlled Group which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

6.26.     Material  Subsidiaries.  The  Borrower  shall  cause  each  of  its
          ----------------------
Subsidiaries which becomes a Material Subsidiary on or after the date hereof to join the Subsidiary Guaranty as a Guarantor pursuant to a joinder agreement in the form attached to the Subsidiary Guaranty within thirty (30) days of such Person becoming a Material Subsidiary.

                                   ARTICLE VII

                                    DEFAULTS
                                    --------

     The occurrence of any one or more of the following events shall constitute a Default:

7.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Administrative Agent under or in connection with this Agreement, any other Loan Document, any Loan, any Facility Letter of Credit or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be false in any material respect on the date as of which made or deemed made.

7.2. Nonpayment of (a) any principal of any Note or any Reimbursement Obligation when due, or (b) any interest upon any Note or any commitment fee or other fee or obligations under any of the Loan Documents within five days after the same becomes due.

7.3.     The breach by the Borrower of any of the terms or provisions of Section
                                                                         -------
6.2,  Section  6.3(a)  or  Sections  6.10  through  6.24.
---   ---------------      --------------           ----

7.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 7.1, 7.2 or 7.3) of any of the terms or provisions of this
              -----------  ---    ---
Agreement which is not remedied within thirty (30) days after written notice from the Administrative Agent or any Lender.

7.5. Failure of the Borrower or any of its Subsidiaries to pay any Indebtedness aggregating in excess of $25,000,000 when due; or the default by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement or agreements under which any such Indebtedness was created or is governed, or the occurrence of any other event or existence of any other condition, the effect of any of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof.

7.6. The Borrower or any of its Subsidiaries shall (a) have an order for relief entered with respect to it under the federal bankruptcy laws as now or hereafter in effect, (b) make an assignment for the benefit of creditors, (c) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (d) institute any proceeding seeking an order for relief under the federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (e) take any corporate action to authorize or effect any of the foregoing actions set forth in this Section 7.6, (f) fail to contest in good faith any
                              -----------
appointment  or proceeding described in Section 7.7 or (g) become unable to pay,
                                        -----------
not pay, or admit in writing its inability to pay, its debts generally as they become due.

7.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its Property, or a proceeding described in Section 7.6(d)
                                                                  --------------
shall be instituted against the Borrower or any of its Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of thirty consecutive days.

7.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"),
                                                                 ------------
all or any portion of the Property of the Borrower and its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

7.9. The Borrower or any of its Subsidiaries shall fail within thirty days to pay, bond or otherwise discharge any judgments or orders for the payment of an aggregate amount in excess of $10,000,000, which is not covered by undisputed insurance or stayed on appeal or otherwise being appropriately contested in good faith and as to which no enforcement actions have been commenced.

7.10.     Any  Change  in  Control  shall  occur.

7.11. The Subsidiary Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Subsidiary Guaranty, or any Guarantor shall fail to comply with any of the terms or provisions of the Subsidiary Guaranty, or any Guarantor denies that it has any further liability under the Subsidiary
Guaranty,  or  gives  notice  to  such  effect.

7.12. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $10,000,000 or any Reportable Event shall occur in connection with any Plan.

7.13. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $10,000,000.


                                ARTICLE VIII

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

8.1.     Acceleration.  If  any  Default  described in Section 7.6 or 7.7 occurs
         ------------                                  -----------    ---
with respect to the Borrower, the obligations of the Lenders to make Loans or issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Administrative Agent or any Lender. If any other Default occurs, the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans or issue Facility Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives. In addition to the foregoing, following the occurrence and during the continuance of a Default, so long as any Facility Letter of Credit has not been fully drawn and has not been canceled or expired by its terms, upon demand by the Administrative Agent, the Borrower shall deposit in an account (the "Letter of
                                                                       ---------
Credit  Cash  Collateral  Account")  maintained with Bank One in the name of the
---------------------------------
Administrative Agent, for the ratable benefit of the Lenders and the Administrative Agent, cash in an amount equal to the aggregate undrawn face amount of all outstanding Facility Letters of Credit and all fees and other amounts due or which may become due with respect thereto. The Borrower shall have no control over funds in the Letter of Credit Cash Collateral Account, which funds shall be invested by the Administrative Agent from time to time in its discretion in certificates of deposit of Bank One having a maturity not exceeding thirty days. Such funds shall be promptly applied by the Administrative Agent to reimburse the Issuer for drafts drawn from time to time under the Facility Letters of Credit. Such funds, if any, remaining in the Letter of Credit Cash Collateral Account following the payment of all Obligations in full or the earlier termination of all Defaults shall, unless the Administrative Agent is otherwise directed by a court of competent jurisdiction, be promptly paid over to the Borrower.

If,  within  ten  Business  Days  after  acceleration  of  the  maturity  of the
Obligations or termination of the obligations of the Lenders to make Loans hereunder as a result of any Default (other than any Default as described in
Section  7.6  or  7.7  with  respect to the Borrower) and before any judgment or
------------      ---
decree for the payment of the Obligations due shall have been obtained or entered, the Required Lenders (in their sole discretion) shall so direct, the Administrative Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

8.2.     Amendments.  Subject  to  the  provisions  of  this  Article  VIII, the
         ----------                                           -------------
Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder  or  waiving  any  Default  hereunder; provided, however, that no such
                                                 --------  -------
supplemental  agreement  shall,  without  the  consent  of  each  Lender:

(a) Extend the final maturity of any Loan or Note or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest or fees thereon;

(b)     Reduce  the  percentage specified in the definition of Required Lenders;

(c) Reduce the amount of or extend the date for the mandatory payments required under Section 2.1.2, increase the amount of the Commitment of any
                 --------------
Lender  hereunder  (except  in accordance with Section 2.6(c)), or amend Section
                                               --------------            -------
2.6(c)  to allow the Aggregate Commitment to increase by more than $100,000,000;
------

(d)     Subject  to Section 2.20, extend the Facility Termination Date or permit
                    ------------
any Facility Letter of Credit to have an expiry date beyond the Facility Termination Date then in effect;

(e)     Amend  this  Section  8.2;
                     ------------

(f)     Release  any  Guarantor  from  the  Subsidiary  Guaranty;  or

(g) Permit any assignment by the Borrower of its Obligations or its rights hereunder.

No amendment of any provision of this Agreement relating to (i) the Administrative Agent shall be effective without the written consent of the Administrative Agent, (ii) the Issuer or the Facility Letters of Credit shall be effective without the consent of the Issuer or (iii) Swing Line Loans shall be effective without the consent of the Swing Line Lender. The Administrative Agent may waive payment of the fee required under Section 12.3.2 without
                                                          --------------
obtaining  the  consent  of  any  other  party  to  this  Agreement.

8.3.     Preservation  of  Rights.  No  delay  or omission of the Lenders or the
         ------------------------
Administrative Agent to exercise any right under the Loan Documents shall impair Such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 8.2, and
                                                                -----------
then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Administrative Agent and the Lenders until the Obligations have been paid in full.

                                   ARTICLE  IX

                               GENERAL PROVISIONS
                               ------------------

9.1.     Survival of Representations.  All representations and warranties of the
         ---------------------------
Borrower contained in this Agreement or of the Borrower or any Subsidiary contained in any Loan Document shall survive delivery of the Notes and the making of the Loans herein contemplated.

9.2.     Governmental  Regulation.  Anything  contained in this Agreement to the
         ------------------------
contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

9.3.     Taxes.  Any stamp, documentary or similar taxes, assessments or charges
         -----
payable or ruled payable by any governmental authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

9.4.     Headings.  Section  headings  in the Loan Documents are for convenience
         --------
of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

9.5.     Entire  Agreement.  The  Loan Documents embody the entire agreement and
         -----------------
understanding among the Borrower, the Administrative Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Administrative Agent, and the Lenders relating to the subject matter thereof other than the fee letter dated September 1, 2001 in favor of Bank One.

9.6.     Several  Obligations;  Benefits  of  this  Agreement.  The  respective
         ----------------------------------------------------
obligations of the Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Administrative Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective successors and assigns.

9.7.     Expenses;  Indemnification.  The  Borrower  shall  reimburse  the
         --------------------------
Administrative Agent, and the Arrangers for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent and the Arrangers, which attorneys may be employees of the Administrative Agent or any Arranger) paid or incurred by the Administrative Agent or any Arranger in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, syndication and administration of the Loan Documents. The Borrower also agrees to reimburse the Administrative Agent, the Arrangers and the Lenders for any costs, internal charges and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Administrative Agent, the Arrangers and the Lenders, which attorneys may be employees of the Administrative Agent, any Arranger or the Lenders) paid or incurred by the Administrative Agent, any Arranger or any Lender in connection with the collection and enforcement of the Loan Documents. The Borrower further agrees to indemnify the Administrative Agent, each Arranger and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Administrative Agent, any Arranger or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or thereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder or the use or intended use of any Facility Letter of Credit, except to the extent that they arise out of the gross negligence or willful misconduct of the party seeking indemnification. The obligations of the Borrower under this Section shall survive the termination of this Agreement.

9.8.     Numbers  of Documents.  All statements, notices, closing documents, and
         ---------------------
requests hereunder shall be furnished to the Administrative Agent with sufficient counterparts so that the Administrative Agent may furnish one to each of the Lenders.

9.9.     Accounting.  Except  as provided to the contrary herein, all accounting
         ----------
terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with Agreement Accounting Principles.

9.10.     Severability  of  Provisions.  Any provision in any Loan Document that
          ----------------------------
is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

9.11.     Nonliability  of  Lenders.  The  relationship between the Borrower and
          -------------------------
the Lenders and the Administrative Agent shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Administrative Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to the Borrower by the Administrative Agent or the Lenders is for the protection of the Administrative Agent and the Lenders and neither the Borrower nor any other Person is entitled to rely thereon. The Borrower agrees that neither the Administrative Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any punitive, special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby or the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith.

9.12.     CHOICE  OF  LAW.  THE  LOAN  DOCUMENTS  (OTHER THAN THOSE CONTAINING A
          ---------------
CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

9.13.     CONSENT  TO  JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY SUBMITS TO
          -------------------------
THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING

TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS; PROVIDED, THAT
                                                                  --------
SUCH  PROCEEDINGS  MAY  BE  BROUGHT  IN  OTHER COURTS IF JURISDICTION MAY NOT BE
OBTAINED  IN  A  COURT  IN  CHICAGO,  ILLINOIS.

9.14.     WAIVER OF JURY TRIAL.  THE BORROWER, THE ADMINISTRATIVE AGENT AND EACH
          --------------------
LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

9.15.     Disclosure.  The  Borrower  and each Lender hereby (a) acknowledge and
          ----------
agree that Bank One and/or its Affiliates from time to time may hold other investments in, make other loans to or have other relationships with the Borrower, including, without limitation, in connection with any interest rate hedging instruments or agreements or swap transactions, and (b) waive any liability of Bank One or such Affiliate to the Borrower or any Lender, respectively, arising out of or resulting from such investments, loans or relationships other than liabilities arising out of the gross negligence or willful misconduct of Bank One or its Affiliates.

9.16.     Counterparts.  This  Agreement  may  be  executed  in  any  number  of
          ------------
counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Administrative Agent and the Lenders and each party has notified the Administrative Agent that it has taken such action.

9.17.     Confidentiality.  Each  Lender  agrees  to  take normal and reasonable
          ---------------
precautions and exercise due care to maintain the confidentiality of all information provided to it by the Borrower, or by the Administrative Agent on the Borrower's behalf, in connection with this Agreement or any other Loan Document, and no Lender shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement, except to the extent such information (a) was or becomes generally available to the public other than as a result of a disclosure by such Lender, or (b) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement
           --------
with  the  Borrower  or  its  agents  known  to  such Lender; provided, further,
                                                              --------  -------
however, that any Lender may disclose such information (i) after being advised by counsel (including internal counsel), at the request or pursuant to any requirement of any governmental or regulatory authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (ii) pursuant to subpoena or other court process, provided that, if
                                                               --------
it is lawful to do so, such Lender shall give prompt notice to the Borrower of service thereof so that the Borrower may seek a protective order or other appropriate remedy or waive compliance with the provisions of this Section 9.17;
                                                                   ------------

(iii) after being advised by counsel (including internal counsel), when required to do so in accordance with the provisions of any applicable requirement of law;
(iv) to the extent reasonably required in connection with any litigation or proceeding involving the Borrower or any of its Subsidiaries to which the Administrative Agent, any Lender or their respective Affiliates may be party,
(v) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document, (vi) to such Lender's independent auditors and other professional advisors as to which such information has been identified as confidential, and (vii) to such Lender's Affiliates which have agreed to be bound by the same confidentiality obligations as apply to such Lender.

                                   ARTICLE  X

                            THE ADMINISTRATIVE AGENT
                            ------------------------

10.1.    Appointment.  Bank  One  is  hereby  appointed  Administrative  Agent
         -----------
hereunder and under each other Loan Document, and each of the Lenders authorizes the Administrative Agent to act as the administrative agent of such Lender. The Administrative Agent agrees to act as such upon the express conditions contained in this Article X. The Administrative Agent shall not have a fiduciary
          ----------
relationship in respect of the Borrower or any Lender by reason of this Agreement.

10.2.    Powers.  The  Administrative  Agent  shall  have  and may exercise such
         ------
powers under the Loan Documents as are specifically delegated to the Administrative Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder, except any action specifically provided by the Loan Documents to be taken by the Administrative Agent.

10.3.    General  Immunity.  Neither  the  Administrative  Agent  nor any of its
         -----------------
directors, officers, agents or employees shall be liable to the Borrower or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

10.4.    No Responsibility for Loans, Recitals, etc.  Neither the Administrative
         -------------------------------------------
Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (a) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder, (b) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (c) the satisfaction of any condition specified in Article IV,
                                                                     ----------
except receipt of items required to be delivered to the Administrative Agent and not waived at closing, or (d) the validity, effectiveness, sufficiency, enforceability or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Administrative Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Administrative Agent at such time, but is voluntarily furnished by the Borrower to the Administrative Agent (either in its capacity as Administrative Agent or in its individual capacity).

10.5.     Action  on Instructions of Lenders.  The Administrative Agent shall in
          ----------------------------------
all cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or, to the extent required by Section 8.2, all
                                                                -----------
Lenders), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders and on all holders of Notes. The Administrative Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

10.6.    Employment of Agents and Counsel.  The Administrative Agent may execute
         --------------------------------
any of its duties as Administrative Agent hereunder and under any other Loan Document by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Administrative Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

10.7.    Reliance  on  Documents;  Counsel.  The  Administrative  Agent shall be
         ---------------------------------
entitled to rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Administrative Agent, which counsel may be employees of the Administrative Agent.

10.8.    Administrative  Agent's Reimbursement and Indemnification.  The Lenders
         ---------------------------------------------------------
agree to reimburse and indemnify the Administrative Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (a) for any amounts not reimbursed by the Borrower for which the Administrative Agent is entitled to reimbursement by the Borrower under the Loan Documents, (b) for any other expenses incurred by the Administrative Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents, and (c) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents; provided, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent. The obligations of the Lenders under this Section 10.8 shall survive
                                                      ------------
payment  of  the  Obligations  and  termination  of  this  Agreement.

10.9.    Notice  of  Default.  The  Administrative  Agent shall not be deemed to
         -------------------
have knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders.

10.10.    Rights  as  a  Lender.  In  the  event  the  Administrative Agent is a
          ---------------------
Lender, the Administrative Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or

"Lenders" shall, at any time when the Administrative Agent is a Lender, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Administrative Agent, in its individual capacity, is not obligated to remain a Lender.

10.11.    Lender  Credit  Decision.  Each  Lender  acknowledges  that  it  has,
          ------------------------
independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

10.12.    Successor  Administrative  Agent.  The Administrative Agent may resign
          --------------------------------
at any time by giving written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Administrative Agent or, if no successor Administrative Agent has been appointed, forty-five days after the retiring Administrative Agent gives notice of its intention to resign. Upon any such resignation, the Required Lenders shall have the right to appoint, on behalf of the Lenders, a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty days after the resigning Administrative Agent's giving notice of its intention to resign, then the resigning Administrative Agent may appoint, on behalf of the Borrower and the Lenders, a successor Administrative Agent. If the Administrative Agent has resigned and no successor Administrative Agent has been appointed, the Lenders may perform all the duties of the Administrative Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Administrative Agent shall be deemed to be appointed hereunder until such successor Administrative Agent has accepted the appointment. Any such successor Administrative Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning Administrative Agent. Upon the effectiveness of the resignation of the Administrative Agent, the resigning Administrative Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation of an Administrative Agent, the provisions of this Article X shall continue in effect for its benefit
                              ---------
in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder and under the other Loan Documents.

10.13.    Syndication  Agent;  Documentation  Agents.  Any  Lender identified in
          ------------------------------------------
this Agreement as a Syndication Agent or a Documentation Agent shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to such Lenders as it makes with respect to the Administrative Agent in Section 10.11.
           --------------

                                  ARTICLE  XI

                            SETOFF; RATABLE PAYMENTS
                            ------------------------

11.1.    Setoff.  In  addition  to, and without limitation of, any rights of the
         ------
Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured Default occurs, any and all deposits (including all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

11.2.    Ratable  Payments.  If  any Lender, whether by setoff or otherwise, has
         -----------------
payment  made  to  it  upon  its Loans (other than payments received pursuant to
Section 3.1, 3.2 or 3.4) in a greater proportion than its pro-rata share of such
-----------  ---    ---
Loans, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made. If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.

                                 ARTICLE  XII

                BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
                -------------------------------------------------

12.1.    Successors and Assigns.  The terms and provisions of the Loan Documents
         ----------------------
shall be binding upon and inure to the benefit of the Borrower and the Lenders and their respective successors and assigns, except that (a) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents, and (b) any assignment by any Lender must be made in compliance with Section 12.3. Notwithstanding clause (b) of this Section, any Lender may
      -------------                   ----------
at any time, without the consent of the Borrower or the Administrative Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal
                         --------  -------
Reserve Bank shall release the transferor Lender from its obligations hereunder. The Administrative Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 12.3
                                                                    ------------
in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Administrative Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

12.2.    Participations.
         --------------
12.2.1.  Permitted  Participants;  Effect.  Any Lender  may,  in  the  ordinary
         --------------------------------
course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests
                                          ------------
in any Loan owing to such Lender, any Note held by such Lender, any Lender's interest in any Facility Letter of Credit Obligation, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

12.2.2.  Voting  Rights.  Each  Lender  shall  retain the sole right to approve,
         --------------
without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which effects any of the modifications referenced in clauses (a) through
(g)  of  Section  8.2.
         ------------

12.2.3.  Benefit  of Setoff.  The Borrower agrees that each Participant shall be
         ------------------
deemed  to  have  the right of setoff provided in Section 11.1 in respect of its
                                                  ------------
participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents; provided, that each Lender shall retain
                                         --------
the  right  of  setoff  provided  in  Section 11.1 with respect to the amount of
                                      ------------
participating interests sold to each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 11.1, agrees to share with each Lender, any amount received
             ------------
pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with Section 11.2 as if each Participant were a Lender.
                  -------------

12.3.    Assignments.
         -----------
12.3.1.  Permitted  Assignments.  Any  Lender  may,  in  the  ordinary course of
         ----------------------
its business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its rights and
                                  ----------
obligations  under the Loan Documents; provided, however, that in the case of an
                                       --------  -------
assignment to an entity which is not a Lender or an Affiliate of a lender, such assignment shall be in a minimum amount of $5,000,000. Such assignment shall be substantially in the form of Exhibit H hereto or in such other form as may be
                                ---------
agreed to by the parties thereto. The consent of the Administrative Agent and, so long as no Default is continuing, the Borrower shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof. Such consent shall not be unreasonably withheld.

12.3.2.  Effect;  Effective Date.  Upon (a) delivery to the Administrative Agent
         -----------------------
of a notice of assignment, substantially in the form attached as Exhibit I to Exhibit H hereto (a "Notice of Assignment"), together with any consents required
---------            --------------------
by  Section  12.3.1, and (b) payment of a $3,500 fee to the Administrative Agent
    ---------------
for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. On and after the effective date of such assignment, (a) such Purchaser shall for all purposes be a Lender party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and (b) the transferor Lender shall be released with respect to the percentage of the Aggregate Commitment and Loans assigned to such Purchaser without any further consent or action by the Borrower, the Lenders or the Administrative Agent. Upon the consummation of any assignment to a Purchaser pursuant to this Section
                                                                         -------
12.3.2,  the  transferor Lender, the Administrative Agent and the Borrower shall
------
make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case, to the extent applicable, in principal amounts reflecting their Commitment, as adjusted pursuant to such assignment.

12.4.    Dissemination  of  Information.  The Borrower authorizes each Lender to
         ------------------------------
disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any
                                                            ----------
prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

12.5.    Tax  Treatment.  If any interest in any Loan Document is transferred to
         --------------
any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 2.17.
                     -------------

                                  ARTICLE  XIII

                                     NOTICES
                                     -------

13.1.    Giving  Notice.  Except  as  otherwise  permitted  by Section 2.12 with
         --------------                                        ------------
respect to borrowing notices, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing, by facsimile, first class U.S. mail or overnight courier and addressed or delivered to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with first class postage prepaid, return receipt requested, shall be deemed given three (3) Business Days after deposit in the U.S. mail; any notice, if transmitted by facsimile, shall be deemed given when transmitted; and any notice given by overnight courier shall be deemed given when received by the addressee.

13.2.    Change  of  Address.  The  Borrower,  the  Administrative Agent and any
         -------------------
Lender may each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                           [signature pages to follow]

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Administrative Agent have executed this Agreement as of the date first above written.

                                  RALCORP  HOLDINGS,  INC.

                                  By:       /s/ Scott Monette              _

                                  Print Name:       Scott Monette

                                  Title:  Corporate Vice President and Treasurer

                                       Address:    800  Market  Street
                                                   St.  Louis,  Missouri  63101
                                                   Attn:  Treasurer
                                       Telecopy:   (314)  877-7729
                                       Telephone:  (314)  877-7113


                                  BANK  ONE,  NA,
                                  Individually  and  as  Administrative  Agent

                                  By:        /s/ William J. Oleferchik

                                  Print Name:    William J. Oleferchik

                                  Title:      Director, Capital Markets

                                       Address:    1  Bank  One  Plaza
                                                   Suite  IL1-0173
                                                   Chicago,  Illinois  60670
                                                   Attn:  William J. Oleferchik
                                       Telecopy:   (312)  732-3888
                                       Telephone:  (312)  732-2947





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  WACHOVIA  BANK,  N.A.,
                                  Individually  and  as  Syndication  Agent

                                  By:             /s/ A. B. Deskins

                                  Print Name:       Andrew B. Deskins

                                  Title:        Senior Vice President

                                       Address:    191  Peachtree  Street,  N.E.
                                                   Atlanta,  Georgia  30303
                                                   Attention:  Walter  Gillikan

                                       Phone:      (404)  332-5747
                                       Fax:        (404)  332-6898





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  PNC  BANK,  N.A.,
                                  Individually  and  as  Documentation  Agent

                                  By:         /s/ Richard M. Ellis

                                  Print Name:     Richard M. Ellis

                                  Title:        Senior Vice President

                                       Address:    500 West Jefferson Street
                                                   Louisville,  KY  40296
                                                   Attention: Richard M. Ellis

                                       Phone:      (502)  581-7427
                                       Fax:        (502)  581-2780





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  SUNTRUST  BANK,
                                  Individually  and  as  Documentation  Agent

                                  By:           /s/ Michael Pugsley

                                  Print Name:       Michael Pugsley

                                  Title:            Vice President

                                       Address:    303  Peachtree  Street,  N.A.
                                                   Mail  Code  1905
                                                   Atlanta,  GA  30308
                                                   Attention:  Michael  Pugsley

                                       Phone:      (404)  742-3635
                                       Fax:        (404)  230-5305





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  COBANK,  ACB,
                                  Individually  and  as  Lender

                                  By:           /s/ S. Richard Dill

                                  Print Name:       S. Richard Dill

                                  Title:             Vice President

                                       Address:    5500  South  Quebec  Street
                                                   P.O.  Box  5110
                                                   Englewood,  CO  80111
                                                   Attention:  Richard  Dill

                                       Phone:      (303)  740-4197
                                       Fax:        (303)  694-5830





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  U.S. BANK NATIONAL ASSOCIATION,
                                  Formerly known as
                                  Firstar  Bank,  N.A.,
                                  Individually  and  as  Documentation  Agent

                                  By:          /s/ Joseph L. Sooter, Jr.

                                  Print Name:      Joseph L. Sooter, Jr.

                                  Title:           Vice President

                                       Address:    #1  Firstar  Plaza
                                                   SL-TW-12MP
                                                   St.  Louis,  MO  63101
                                                   Attention:  Joseph Sooter

                                       Phone:      (314)  418-2462
                                       Fax:        (314)  418-2162





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  COMMERCE  BANK,  N.A.,
                                  Individually  and  as  Lender

                                  By:         /s/ Mary Ann Lemonds

                                  Print Name:     Mary Ann Lemonds

                                  Title:           Vice President

                                       Address:    8000  Forsyth  Boulevard
                                                   St.  Louis,  MO  63105
                                                   Attention:  Mary Ann Lemonds

                                       Phone:      (314)  746-3943
                                       Fax:        (314)  746-3783





              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                                  HARRIS  TRUST  AND  SAVINGS  BANK,
                                  Individually  and  as  Lender

                                  By:          /s/ Erica T. Kuhlmann

                                  Print Name:      Erica T. Kuhlmann

                                  Title:            Managing Director

                                       Address:    111 West Monroe Street
                                                   #20W
                                                   Chicago,  IL  60603
                                                   Attention:  John  Lyons

                                       Phone:      (312)  461-5487
                                       Fax:        (312)  765-8095






              Signature Page to Ralcorp Holdings, Inc. Credit Agreement

                             SCHEDULE 1

     LENDER                              COMMITMENT
     ------                              ----------

          LENDER                    COMMITMENT                %
          ------                    ----------

Bank One, NA                      $50,000,000.00          18.2%
Wachovia Bank, N.A.               $50,000,000.00          18.2%
Firstar Bank, N.A.                $33,333,333.33          12.1%
PNC Bank, N.A.                    $33,333,333.33          12.1%
SunTrust Bank                     $33,333,333.33          12.1%
CoBank, ACB                       $25,000,000.00           9.1%
Commerce Bank, N.A.               $25,000,000.00           9.1%
Harris Trust and Savings Bank     $25,000,000.00           9.1%

INITIAL AGGREGATE COMMITMENT     $275,000,000.00         100%